UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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QUALITY DISTRIBUTION, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3802 Corporex Park Drive

Tampa, Florida 33619

April 13, 2005

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Quality Distribution, Inc., which will be held on Friday, May 13, 2004, beginning at 10:00 a.m., Eastern time. The meeting will be held at the Crowne Plaza Hotel, located at 1605 Broadway (at 49th Street), New York, NY 10019. The purpose of the meeting is to consider and vote upon the proposals explained in the notice and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement, and a proxy card are enclosed. We have also enclosed our 2004 Annual Report on Form 10-K for your review, which contains detailed information concerning our financial performance and activities during 2004.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the enclosed postage-paid envelope. If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the annual meeting, you may do so and your proxy will have no further effect.

Sincerely,

Thomas L. Finkbiner
President, Chief Executive Officer and Chairman of the Board of Directors

3802 Corporex Park Drive

Tampa, Florida 33619

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of Quality Distribution, Inc. will be held on Friday, May 13, 2005, at 10:00 a.m., Eastern time at the Crowne Plaza Hotel, located at 1605 Broadway (at 49th Street), New York, NY 10019, for the following purposes:

(1)	To elect eleven directors;

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the 2005 fiscal year;

(3)	To consider and act upon a proposal to amend the Company’s 2003 Stock Option Plan to (i) increase the annual allocation of shares to the Plan; and (ii) increase the maximum number of shares that may be subject to option under the Plan;

(4)	To consider and act upon a proposal to amend the Company’s 2003 Restricted Stock Incentive Plan to (i) increase the maximum value of grants that may be made under the Plan; and (ii) increase the maximum number of shares that may be issued under the Plan; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 7, 2005, are entitled to notice of the meeting and are entitled to vote at the meeting in person or by proxy. Only shareholders or their proxy holders are invited to attend the meeting. “Street name” shareholders who wish to vote in person will need to obtain a proxy from the person in whose name their shares are registered.

By Order of the Board of Directors

Robert J. Millstone
Corporate Secretary

April 13, 2005

IMPORTANT

Whether or not you expect to attend the meeting in person, we urge you to sign, date, mark and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating, marking and returning the proxy will save the Company the expense and effort of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for the purpose of returning your proxy. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. “Street name” shareholders who wish to vote in person will need to obtain a proxy from the person in whose name their shares are registered.

PROXY STATEMENT FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

You have received this proxy statement and the accompanying notice of annual meeting and proxy card as an owner of the common stock, no par value, of Quality Distribution, Inc., in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at Quality Distribution’s 2005 annual meeting of shareholders.

Unless the context requires otherwise, references in this statement to “Quality Distribution”, “QDI”, the “Company”, “we”, “us”, or “our” refer to Quality Distribution, Inc. and its consolidated subsidiaries.

Your vote is very important. For this reason, the Board is requesting that you allow your common stock to be represented at the 2005 annual meeting of shareholders by the proxies named on the enclosed proxy card. We are first mailing this proxy statement and the proxy card on or about April 13, 2005.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Time and Place	May 13, 2005 10:00 a.m. Eastern Time Crowne Plaza Hotel 1605 Broadway, New York, NY 10019

Items to be Voted Upon	You will be voting on the following matters:

The election of eleven directors;

The ratification of the appointment of the independent registered certified public accounting firm;

Amendment of the 2003 Stock Option Plan; Amendment of the 2003 Restricted Stock Incentive Plan; and

Such other business as is properly brought before the meeting and at any adjournment or postponement of the meeting.

Who May Vote	You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, April 7, 2005. Each shareholder is entitled to one vote for each share of common stock held on that date, at which time we had 19,038,365 shares of common stock outstanding and entitled to vote. Common stock is our only issued and outstanding class of stock.

How to Vote	You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the annual meeting, you will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on April 7, 2005, the record date for voting. In order to vote in person at the annual meeting, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the annual meeting.

Proxy Card	If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For each other item of business, you may vote “FOR” or “AGAINST” the matter, or you may “ABSTAIN” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote your shares:

“FOR” the election of all eleven nominees for director identified on pages 4 and 5;

“FOR” the ratification of appointment of PricewaterhouseCoopers LLP as our independent auditors;

“FOR” amendment of the 2003 Stock Option Plan;

“FOR” amendment of the 2003 Restricted Stock Incentive Plan; and

in our discretion as to other business that properly comes before the meeting or at any adjournment or postponement of the meeting.

Changing Your Vote	You can revoke your proxy at any time before it is voted at the annual meeting by:

submitting a new proxy with a later date by signing and returning a proxy card to the Company;

attending the annual meeting and voting in person; or

sending written notice of revocation addressed to our Corporate Secretary at the address of the Company.

Quorum	A quorum at the annual meeting will consist of a majority of the outstanding shares of Quality Distribution’s common stock.

Votes Required	Nominees for election as a director are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. All other matters will be approved if the votes cast at a meeting at which a quorum is present favoring the matter exceed the votes cast opposing the matter, unless a greater number of affirmative votes is required for approval of that matter under our Articles of Incorporation or By-Laws or the Florida Business Corporation Act.

All votes will be tabulated by an inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions. Under Florida corporate law, abstentions and shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners entitled to vote and for which the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. Since abstentions and broker non-votes are not considered votes cast on a proposal and are not considered votes opposing the election of a director or other actions, abstentions and broker non-votes will have no effect on the election of directors, the ratification of the appointment of the independent registered certified public accounting firm, amendment of the 2003 Stock Option Plan, or amendment of the 2003 Restricted Stock Incentive Plan.

Solicitation	Quality Distribution will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We have engaged The Altman Group, Inc. to assist us with the distribution of proxies (but not the solicitation thereof). We expect to pay The Altman Group, Inc. approximately $2,000 for its services. We will reimburse banks, brokerage houses, fiduciaries and custodians for their costs of forwarding solicitation materials to beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers or other regular employees of the Company, without additional compensation, may solicit proxies by telephone, facsimile, e-mail or in person.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Articles of Incorporation and By-Laws provide that our Board shall comprise not fewer than one nor more than eleven directors. Vacancies on the Board may be filled only by the Board. A director elected to fill a vacancy shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified.

Our Board is presently composed of ten members. The following is a list of our directors whose term of office expires in 2005: Thomas L. Finkbiner, Chairman, Marc E. Becker, Joshua J. Harris, Anthony R. Ignaczak, Richard B. Marchese, Donald C. Orris, Eric L. Press, Marc J. Rowan, Alan H. Schumacher, and Michael D. Weiner. The Board has determined to expand the Board to eleven seats as of the Annual Meeting. If elected at the annual meeting, each of the nominees below would serve until the 2006 annual meeting and until his successor is elected and qualified, or until such director’s earlier death, disability, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee proposed by management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated. There are no family relationships among any of our directors or executive officers.

Nominees for Election for a One-Year Term Expiring at the 2006 Annual Meeting

Thomas L. Finkbiner, 52, has been employed by QDI since November 1999 as its President and Chief Executive Officer, and has been a director of QDI since March 2000. Prior to his employment by QDI, he was Vice President, Intermodal for Norfolk Southern Corporation from 1987-1999, Vice President of Marketing and Administration and Vice President of Sales for North American Van Lines (then an operating subsidiary of Norfolk Southern) from 1981-1987. Prior to these positions he held various sales and management positions with Airborne Freight Corporation and Roadway Express, Inc. from 1976-1981. Mr. Finkbiner serves as Chairman of the Board of Directors for Intermodal Transportation Institute, University of Denver. He is a director of Pacer International, Inc.

Marc E. Becker, 32, has been a director of QDI since June 1998. Mr. Becker is a partner of Apollo Management, L.P. (“Apollo”). He has been employed with Apollo since 1996 and has served as an officer of certain affiliates of Apollo since 1999. Prior to that time, Mr. Becker was employed by Smith Barney Inc. within its Investment Banking division. Mr. Becker serves on several boards of directors including National Financial Partners Corporation, Pacer International, Inc., UAP Holding Corp., and WMC Residco, Inc.

Robert H. Falk, 66, has been a partner in Apollo since 1992. Prior to joining Apollo, Mr. Falk was a senior partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, heading legal teams in a wide range of commercial transactions, including public and private corporate financing, leveraged acquisitions and financial restructuring. Mr. Falk serves on the board of directors of iesy Repository GmbH, a German Cable TV operator.

Robert E. Gadomski, 58, spent his career with Air Products and Chemicals, Inc., a $7 billion industrial gas and chemical company, until his retirement in 2004. From 1970 he held increasingly responsible positions, serving as Executive Vice President, Chemicals Group from 1996 to 1999, and Executive Vice President, Gases and Equipment Group, from 1999 to 2004. Mr. Gadomski is currently the Managing Director of a consulting business, Napowan Associates, LLC. He is a director of Reeb Millwork.

Joshua J. Harris, 40, has been a director of QDI since June 1998. Mr. Harris is a founding senior partner of Apollo since 1990. Prior to that time, Mr. Harris was a member of the Mergers and Acquisitions department of Drexel Burnham Lambert Incorporated. Mr. Harris is also a director of Borden Chemical, Inc., Compass Minerals Group, Inc., General Nutrition Centers, Inc., Nalco Company, Pacer International, Inc., Resolution Performance Products, Inc., and UAP Holding Corp.

Richard B. Marchese, 63, has been a director of QDI since January 1, 2004. Mr. Marchese served as Vice President Finance, Chief Financial Officer and Treasurer of Georgia Gulf Corporation from 1989 until his retirement at the end of 2003. Prior to 1989, Mr. Marchese served as the Controller of Georgia Gulf Corporation and prior to that as the Controller of the Resins Division of Georgia Pacific Corporation.

Thomas R. Miklich, 58, was Chief Financial Officer of OM Group, Inc., a specialty chemical company, from 2002 until his retirement in 2004. Prior to that he was Chief Financial Officer and General Counsel of Invacare Corporation from 1993 to 2002. He is a director of UAP Holding Corp. and Titan Technology Partners.

Donald C. Orris, 63, has been a director of QDI since 1999. Mr. Orris has been Chairman, President and Chief Executive Officer of Pacer International, Inc. since May 1999. From Pacer Logistics’ inception in March 1997 until May 1999 he served as Chairman, President and Chief Executive Officer of Pacer Logistics. Mr. Orris served as President of Pacer International Consulting LLC, a wholly owned subsidiary of Pacer Logistics, since September 1996. From January 1995 to September 1996, Mr. Orris served as President and Chief Operating Officer of Southern Pacific Transportation Company, and from 1990 until January 1995, he served as Executive Vice President. Mr. Orris was the President and Chief Operating Officer of American Domestic Company and American President Intermodal Company from 1982 until 1990.

Eric L. Press, 39, became a director of QDI on May 26, 2004. Mr. Press is a partner of Apollo. He has been employed with Apollo since 1998 and has served as an officer of certain affiliates of Apollo. From 1992 to 1998, Mr. Press was associated with the law firm of Wachtell, Lipton, Rosen & Katz specializing in mergers, acquisitions, restructurings and related financing transactions. From 1987 to 1989, Mr. Press was a consultant with The Boston Consulting Group.

Alan H. Schumacher, 59, became a director of QDI on May 13, 2004. From 1997 to 2000, Mr. Schumacher served in various financial positions at American National Can and American National Can Group, most recently serving as Executive Vice President and Chief Financial Officer. Mr. Schumacher is currently a member of the Federal Accounting Standards Advisory Board. He is a director of Anchor Glass Container Corporation and BlueLinx Holdings.

Michael D. Weiner, 52, has been a director of QDI since June 1998. Mr. Weiner is a partner of Apollo and has served as Vice President and General Counsel of Apollo and certain affiliates of Apollo since 1992. Prior to 1992, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius LLP, specializing in securities law, public and private financing, and corporate and commercial transactions. He is a director of Meadow Golf Group.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2004, our Board held eight meetings and acted by unanimous written consent two times. The Board has an Audit Committee, a Corporate Governance Committee, a Compensation Committee, and an Executive Committee. In addition, during 2004, the Board constituted a Special Litigation Committee. All of the directors attended 75% or more of the combined total meetings of the Board (held during the period the director served) and the committees on which they served during 2004.

We encourage, but do not require, our directors to attend annual general meetings of our stockholders. All of our directors have indicated that they expect to attend the 2005 annual meeting. Nine of ten directors attended the 2004 annual meeting.

Audit Committee

Our Board of Directors has an Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control, and legal compliance functions. The Audit Committee also oversees the audit activities of our independent registered certified public accounting firm and takes those actions it deems necessary to satisfy itself that the independent registered certified public accounting firm is independent of management.

The Audit Committee currently consists of two directors, Mr. Schumacher and Mr. Ignaczak. Mr. Ignaczak is not standing for election. This is not the result of any disagreement. If elected, Messrs. Gadomski and Miklich will be appointed to the Audit Committee and have agreed so to serve. Messrs. Gadomski, Miklich, and Schumacher are independent directors as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934 (“Exchange Act”) and as defined in Rule 4200(a)(15) of The Nasdaq Stock Market, Inc.’s Marketplace Rules (as amended and in effect from time to time, the “Nasdaq Rules”). Our Board of Directors has determined that Mr. Schumacher, the Chair of the Audit Committee, is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act.

The Audit Committee met 27 times during the last fiscal year. The Board of Directors upon the recommendation of the Audit Committee has adopted a revised written Audit Committee Charter that is attached as Appendix A and that also can be found on our website at www.qualitydistribution.com. Other information contained on our website does not constitute a part of this proxy statement.

Corporate Governance Committee

Our Board of Directors has a Corporate Governance Committee. The Corporate Governance Committee identifies, evaluates and recommends potential Board and Committee members. The Corporate Governance Committee also develops and recommends to the Board governance guidelines. The members of the Corporate Governance Committee are Messrs. Harris, Becker, and Schumacher. Although it is not required due to the Company’s status as a “controlled company,” Messrs. Harris, Becker, and Schumacher are independent directors as defined in Rule 4200(a)(15) of the Nasdaq Rules. Mr. Harris serves as Chair of the Corporate Governance Committee. The Corporate Governance Committee met six times during the last fiscal year. The Corporate Governance Committee has adopted a Corporate Governance Committee Charter that is attached as Appendix B and that also can be found on our website at www.qualitydistribution.com.

Compensation Committee

Our Board of Directors has a Compensation Committee. The Compensation Committee determines our compensation policies and forms of compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines stock-based compensation for our directors, officers, and employees and administers our stock incentive plans. The members of the Compensation Committee are Messrs. Becker, Harris and Schumacher. Mr. Harris serves as Chair of the Compensation Committee. The Compensation Committee met ten times during the last fiscal year. The Compensation Committee has adopted a Compensation Committee Charter that is attached as Appendix C and that also can be found on our website at www.qualitydistribution.com.

Executive Committee

Our Board of Directors has an Executive Committee. The Executive Committee consults with and advises the officers of the Company in the management of its business and exercises the power and authority of the Board of Directors to direct the business and affairs of the Company in intervals between meetings of the Board, subject to certain exceptions. The members of the Executive Committee are Messrs. Harris, Becker and Marchese. Mr. Harris serves as Chairman of the Executive Committee. The Executive Committee met eight times during the last fiscal year.

Special Litigation Committee

In July 2004, the Company received a letter from a putative shareholder demanding that the Company take certain actions to remedy alleged mismanagement relating to the irregularities at the Company’s subsidiary, PPI. At its meeting on October 5, 2004, the Board constituted a Special Litigation Committee to, among other things, consider the shareholder letter and determine what actions to take. The Special Litigation Committee comprises Messrs. Schumacher and Marchese. Mr. Schumacher acts as Chairman of the Committee. The Special Litigation Committee met seven times in 2004.

CONTROLLED COMPANY EXCEPTION

Quality Distribution is a “controlled company” as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of our voting power is held by Apollo. See “Security Ownership of Certain Beneficial Owners and Management.” Therefore, we are exempt from the requirements of Rule 4350(c) with respect to (1) having a majority of independent directors on our Board, (2) having the compensation of our executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors, and (3) having nominees for director selected or recommended for selection by a majority of the independent directors or a committee composed solely of independent directors.

DIRECTOR NOMINATION PROCEDURES

At present, the Corporate Governance Committee determines nominees for director. The Corporate Governance Committee does not have a policy with regard to consideration of director candidates recommended by shareholders. The Company does not believe that it is necessary or appropriate for the Corporate Governance Committee to have such a policy because the Amended and Restated By-Laws of the Company provide that directors shall be elected by a plurality of the votes cast by shares entitled to vote at a meeting in which a quorum is present, and the Company is controlled by Apollo Investment Fund III, L.P., Apollo Overseas Partners, III, L.P. and Apollo (U.K.) Partners III, L.P. who collectively own a majority of the shares of Quality Distribution.

Generally, nominees for director are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past. The Board and the Corporate Governance Committee have not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders to communicate with the directors. For more information, please see the investor relations section of our website at www.qualitydistribution.com. Other information contained on our website does not constitute a part of this proxy statement.

DIRECTOR COMPENSATION

Only directors who are not members of management or employees of Apollo are compensated for their Board service. As of 2005, these directors receive a retainer of $30,000 per year plus an annual grant of $30,000 in value of restricted stock. The 2005 grant of restricted stock vests over four years if the individual remains a director. These directors are paid $1,000 per Board of Directors’ meeting attended and $1,000 per committee meeting attended. The chairman of each Committee receives $2,000 per Committee meeting. Telephonic meetings are paid at 50% of the standard rate.

PROPOSAL 2:

APPOINTMENT OF INDEPENDENT AUDITORS

The firm of PricewaterhouseCoopers LLP served as our independent auditors for the fiscal year ending December 31, 2004. The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005. We are submitting our appointment of independent auditors for shareholder ratification at this annual meeting.

Our Charter and By-Laws do not require that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If our shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP but may still retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change in accountants would be in the best interests of the Company and its shareholders.

Representatives of PricewaterhouseCoopers LLP, who will be present at the annual meeting of shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

OUR BOARD RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE INDEPENDENT AUDITORS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee reviews the Company’s financial reporting process on behalf of our Board. Management is responsible for the preparation, presentation and integrity of Quality Distribution’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting, and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent auditors and with the appropriate financial personnel and internal auditors. The Audit Committee also discussed with senior management and independent auditors the process used for certifications by Quality Distribution’s chief executive officer and chief financial officer, which is required by the Securities and Exchange Commission (“SEC”) for certain filings with the SEC. The Audit Committee met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

During the course of 2004, management undertook the documentation, testing and evaluation of Quality Distribution’s system of internal control over financial reporting and the Company’s disclosure controls and procedures in response to the requirements set forth in the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent registered certified public accounting firm at Audit Committee meetings either regularly scheduled or scheduled for that purpose.

Our management is required to publicly assess the effectiveness of our disclosure controls and procedures and our internal control over financial reporting in our Annual Report on Form 10-K. On November 30, 2004, the SEC issued an exemptive order providing many companies, including us, the right to a 45-day extension for the filing of management’s report on our internal control and the attestation of our independent auditor regarding management’s assessment. We have exercised the 45-day extension, and, therefore, the Annual Report on Form 10-K that accompanies this proxy statement does not include these reports. We are still required to disclose in the Annual Report on Form 10-K management’s evaluation of our disclosure controls and procedures and identify any material weaknesses in our internal control over financial reporting that management or our auditors have already identified. We expect to file in April 2005, but after the date of this proxy statement, an amended Form 10-K that includes our management’s report on our internal control, the attestation of the independent auditor regarding management’s assessment, and management’s evaluation of our disclosure controls and procedures, which may be affected by the final results of management’s assessment of our internal control over financial reporting or by the assessment of our external auditors. That amended Form 10-K will be available on our website at www.qualitydistribution.com and will be sent to any shareholder upon request to our Corporate Secretary.

The Audit Committee also reviewed the report of management on the Company’s internal control over financial reporting contained in Quality Distributions’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm included in Quality Distribution’s Annual Report on Form 10-K related to its audit of the consolidated financial statements and financial statement schedules. The Committee has considered carefully the implications of the material weaknesses reported by management in the Company’s Annual Report on Form 10-K under the caption “Item 9A—Controls and Procedures” as well as matters that are still pending.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, “Communication with Audit Committees,” and Public Company Accounting Oversight Board Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, the Audit Committee has received from the independent auditors the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with them their independence from Quality Distribution and its management. The Audit Committee has considered whether the provision of permitted non-audit services by the independent auditor to Quality Distribution is compatible with the auditor’s independence. There were no non-audit services provided by PricewaterhouseCoopers in 2004.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, inclusion in Quality Distribution’s Annual Report on Form 10-K of the audited financial statements for the year ended December 31, 2004.

THE AUDIT COMMITTEE

Alan H. Schumacher**

Anthony R. Ignaczak

*	The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

**	Mr. Schumacher did not become a member of the Audit Committee until May 13, 2004.

FEES PAID TO INDEPENDENT AUDITORS IN 2004

Audit Fees

During the years ended December 31, 2004 and 2003, we were billed $1,903,000 and $997,000, respectively, for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q. The 2004 fees include, among other things, work on Sarbanes-Oxley compliance and on the Company’s registration statement on Form S-4.

Audit-Related Fees

During the years ended December 31, 2004 and 2003, we were billed by PwC $0 and $22,500, respectively, for the audits of two of our benefit plans.

Tax Fees

We were billed by PwC $0 and $128,000 for the years ended December 31, 2004 and 2003, respectively, for tax compliance work performed.

All Other Fees

No other fees were billed by PwC during 2004 or 2003.

Our Audit Committee Charter requires that the Audit Committee be solely and directly responsible for the appointment, compensation, retention, valuation and oversight of the work of the independent auditors, including, but not limited to, approving fees, evaluating the scope of the audit, pre-approving all audit and non-audit services and reviewing all proposed audit adjustments.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2005 (based on 19,038,365 shares of common stock outstanding), by:

•	each person known by us to be a beneficial owner of more than 5.0% of our outstanding common stock,

•	each of our directors and nominees,

•	each of our named executive officers, and

•	all directors and executive officers as a group.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he or she has no economic interest. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or warrants held by such person that are exercisable within 60 days of March 31, 2005, but excludes shares of common stock underlying options or warrants held by any other person.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Shares of Common Stock	Percentage of Class
Thomas L. Finkbiner(1)(3)(12)	309,424	1.62%
Dennis R. Copeland(1)(3)(12)	38,703	*
Samuel M. Hensley(2)(3)	—	—
Virgil T. Leslie(1)(3)(12)	51,284	*
Keith J. Margelowsky(1)(3)(12)	40,866	*
Marc E. Becker(4)(5)(12)	5,000	*
Robert H. Falk(4)(5)	—	—
Robert E. Gadomski(1)	—	—
Joshua J. Harris(4)(5)(12)	5,000	*
Anthony R. Ignaczak(6)(7)(12)	8,496	*
Richard B. Marchese(1)(7)(12)	10,162	*
Thomas R. Miklich(1)	—	—
Donald C. Orris(1)(7)(12)	8,496	*
Eric L. Press(4)(5)(12)	2,500	*
Marc J. Rowan(4)(5)(12)	5,000	*
Alan H. Schumacher(1)(7)(12)	5,996	*
Michael D. Weiner(4)(5)(12)	5,000	*
All executive officers and directors as a group (15 persons)(13)	472,390	2.45%
Apollo Investment Fund III, L.P.(8)	10,535,312	55.34%
Cannell Capital LLC(9)	961,649	5.05%
Federated Investors(10)	1,133,100	5.95%
Wasatch Advisors, Inc.(11)	1,386,333	7.28%

*	Less than 1.0%

(1)	The business address for Messrs. Copeland, Finkbiner, Gadomski, Leslie, Marchese, Margelowsky, Miklich, Orris, and Schumacher is Quality Distribution, Inc., 3802 Corporex Park Drive, Tampa, FL 33619.
(2)	Mr. Hensley resigned September 24, 2004. The address for Mr. Hensley is 5585 Rio Vista Drive, Clearwater, Florida 33760.
(3)	The shares for certain of our executive officers include restricted stock granted under the 2003 Restricted Stock Incentive Plan, which has voting rights. The 2003 grants vest in equal installments over five years beginning December 31, 2004; the 2004 grants vest in equal installments over four years beginning December 31, 2005. Mr. Finkbiner has 41,176 shares from 2003 and 7,406 shares from 2004. Mr. Hensley resigned September 24, 2004 and forfeited all shares of restricted stock. Mr. Leslie has 5,589 shares from 2003, and 3,195 shares from 2004. Mr. Margelowsky has 3,353 shares from 2003, and 1,254 from 2004. Mr. Copeland has 3,353 shares from 2003, and 3,195 shares from 2004.
(4)	The business address for Messrs. Becker, Falk, Harris, Press, Rowan, and Weiner is Apollo Management, L.P., 9 West 57th Street, New York, NY 10019.
(5)	Messrs. Becker, Falk, Harris, Press, Rowan, and Weiner are each a partner and officer of certain affiliates of Apollo. Although each of Messrs. Becker, Falk, Harris, Press, Rowan, and Weiner may be deemed to beneficially own shares owned by Apollo, each such person disclaims beneficial ownership of any such shares.
(6)	The business address for Mr. Ignaczak is Quad-C Management, Inc., 230 East High Street, Charlottesville, Virginia 22902.
(7)	The shares for our independent outside directors (those not employees of the Company or Apollo) include restricted stock granted under the 2003 Restricted Stock Incentive Plan, which has voting rights. These shares were granted in January 2005. Each of Messrs. Ignaczak, Marchese, Orris, and Schumacher was granted 3,496 shares.
(8)	Includes shares owned by Apollo Overseas Partners III, L.P., a Delaware limited partnership, and Apollo (U.K.) Partners III, L.P., a limited partnership organized under the laws of the United Kingdom, as well as 7,810 shares that are issuable upon exercise of QDI’s warrants held by such entities. Also includes 136,521 shares owned by two other institutional investors as to which Apollo has sole voting power pursuant to the irrevocable proxy granted by such institutional investors in the Amended and Restated Common and Preferred Stock Purchase and Shareholder Agreement, dated as of August 28, 1998 thereto as amended by Amendment No. 1 dated April 2, 2002. That document provides that in no event shall the grant of the proxy be effective to the extent that the voting power of the proxy, when combined with the voting power of Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., or Apollo (U.K.) Partners III, L.P. would exceed 79.99% of the voting power of QDI. The address of Apollo Investment Fund III, L.P. is c/o Apollo Advisors III, L.P., Two Manhattanville Road, Purchase, New York 10577.
(9)	Based solely on information obtained from a Schedule 13G filed by Cannell Capital LLC with the SEC on or about March 25, 2005, and without independent investigation of the disclosure contained therein. The business address of Cannell Capital LLC is 150 California Street, San Francisco, CA 94111. The entity has shared investment power and shared voting for all 961,649 shares. Cannell Capital LLC is an investment advisor. The report is filed jointly by Cannell Capital LLC and J. Carlo Cannell whose address is the same as Cannell Capital LLC; The Anegada Master Fund Limited, whose address is c/o Bank of Butterfield International (Cayman) Ltd., 68 Fort Street, George Town, Grand Cayman, Cayman Islands; The Cuttyhunk Fund Limited, whose address is 73 Front Street, Hamilton, Bermuda HM 12; Tonga Partners L.P., whose address is the same as Cannell Capital LLC; GS Cannell Portfolio, LLC, whose address is 701 Mount Lucas Road, CN 850, Princeton, NJ 08542; and Pleiades Investment Partners LP, whose address is 6022 West Chester Pike, Newtown Square, PA 19073.
(10)	Based solely on information obtained from a Schedule 13G filed by Federated Investors, Inc. with the SEC on or about February 14, 2005, and without independent investigation of the disclosure contained therein. The business address of Federated Investors is Federated Investors Tower, Pittsburgh, PA 15222. The entity has sole investment power and sole voting for all 1,133,100 shares. The report is filed jointly by Federated Investors, Inc. and Voting Shares Irrevocable Trust; John F. Donahue; Rhodora J. Donahue; and J. Christopher Donahue. The address for the Trust and for the Donahues is the same as Federated Investors.

(11)	Based solely on information obtained from a Schedule 13G filed by Wasatch Advisors, Inc. with the SEC on or about February 14, 2005 and without independent investigation of the disclosure contained therein. The business address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111. The entity has sole investment power and sole voting for all 1,386,333 shares.
(12)	The shares for certain of our executive officers and directors include stock options that have vested as of March 31, 2004 or will vest within 60 days thereafter. Mr. Finkbiner has 116,000 vested options, Mr. Copeland has 21,250 vested options, Mr. Leslie has 42,500 vested options, Mr. Margelowsky has 21,250 vested options, Mr. Marchese has 6,666 vested options, each of Messrs. Harris, Weiner, Rowan, Becker, Ignaczak, and Orris has 5,000 vested options, and each of Mr. Press and Mr. Schumacher has 2,500 vested options.
(13)	The shares for all executive officers and directors as a group include 95,227 shares of restricted stock and 221,416 options that have vested or will vest within 60 days.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid by QDI for services rendered by our Chief Executive Officer, our two other most highly compensated executive officers and two former highly compensated executive officers (the “Named Executive Officers”) during the years ended December 31, 2004, 2003 and 2002. Three of our current executive officers joined the Company during 2004 and, as a result, did not earn $100,000 in salary and bonus during the year.

Summary Compensation Table

		Annual Compensation		Long-Term Awards
Name and Principal Position	Year	Salary$	Bonus$	Restricted Stock Awards ($)(1)	Securities Underlying Options (#)	All Other Compensation(2)
Thomas L. Finkbiner President and Chief Executive Officer	2004 2003 2002	264,053 254,273 253,545	— 69,000 —	62,584 700,000 —	47,000 464,000 —	951 906 6,773

Dennis R. Copeland Senior Vice President—Administration	2004 2003 2002	174,147 167,514 164,764	— 5,000 —	27,000 57,000 —	17,100 85,000 —	557 558 6,773

Samuel M. Hensley(3) Former Senior Vice President and Chief Financial Officer	2004 2003 2002	165,577 195,962 20,250	— 25,000 —	— 90,000 —	— 145,000 —	250 60,408 5,796

Virgil T. Leslie Executive Vice President—Sales	2004 2003 2002	218,077 194,204 172,543	— 50,000 —	27,000 95,000 —	28,500 170,000 —	495 433 6,773

Keith J. Margelowsky(4) Senior Vice President of Performance Planning	2004 2003 2002	171,346 159,824 156,352	— 10,000 —	10,600 57,000 —	7,000 85,000 —	370 341 6,773

(1)	All restricted stock was granted pursuant to the 2003 Restricted Stock Incentive Plan. Grants for 2003 vest in equal installments over five years beginning December 31, 2004. Grants for 2004 vest in equal installments over four years beginning December 31, 2005. Restricted Stock Awards for 2003 were granted on November 5, 2003, contingent on the closing of the initial public offering, based on a price per share equal to the initial public offering price of $17. Grants for 2004 were granted effective December 31, 2004, based on the closing market price on that date.
(2)	Amounts shown represent employer contributions to the profit sharing and 401(k) plans, automobile allowance, employer paid premiums for group term life insurance, and relocation reimbursement. QDI maintains various employee benefits and compensation plans, including an incentive bonus plan and 401(k) savings plan.
(3)	Samuel M. Hensley joined QDI in October 2002. He resigned September 24, 2004. Upon his resignation, Mr. Hensley forfeited a restricted stock grant of $90,000 value at the grant date and options covering 145,000 shares.
(4)	Mr. Margelowsky is still an employee and senior officer of the Company but is no longer an executive officer.

Option/SAR Grants in Last Fiscal Year

The following table sets forth the grant of stock options to the Named Executive Officers during the fiscal year ended December 31, 2004.

	Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options (#)(1)	% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($, in thousands)	10% ($, in thousands)
Thomas L. Finkbiner	47,000	6.05%	8.45	12/31/14	250	633
Dennis R. Copeland	17,100	2.19%	8.45	12/31/14	91	230
Samuel M. Hensley	—	—	—	—	—	—
Virgil T. Leslie	28,500	3.65%	8.45	12/31/14	151	384
Keith J. Margelowsky	7,000	0.90%	8.45	12/31/14	37	94

(1)	All options, which were granted pursuant to the 2003 Stock Option Plan, were non-qualified, were granted at market value on the effective date of the grant, vest in 25% increments over four years and have a term of ten years.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the number of unexercised options held by the Named Executive Officers as of December 31, 2004. None of the Named Executive Officers exercised any options during the fiscal year ended December 31, 2004 and none of their options were in the-money as of December 31, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas L. Finkbiner	—	—	116,000	395,000	—	—
Dennis R. Copeland	—	—	21,250	80,850	—	—
Samuel M. Hensley	—	—	—	—	—	—
Virgil T. Leslie	—	—	42,500	156,000	—	—
Keith J. Margelowsky	—	—	21,250	70,750	—	—

(1)	Calculated based on the fair market value of our common stock on December 31, 2004 ($8.45 per share).

Equity Compensation Plan Information

We maintain three equity-based compensation plans: the 1998 Stock Option Plan, the 2003 Stock Option Plan and the 2003 Restricted Stock Incentive Plan. The 2003 Stock Option Plan and the 2003 Restricted Stock Incentive Plan have each been approved by our shareholders. The following table sets forth the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 31, 2004 (in thousands, except exercise price):

	Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders (1)	2,483	$13.78	417	(3)
Equity compensation plans not approved by shareholders (2)	93	23.53	284

Total	2,576	14.13	701

(1)	Consists of the 2003 Stock Option Plan and the 2003 Restricted Stock Incentive Plan.
(2)	Consists of the 1998 Stock Option Plan.
(3)	Consists of 41,615 options issuable under the 2003 Stock Option Plan and 375,141 shares of common stock issuable under the 2003 Restricted Stock Incentive Plan.

The 2003 Stock Option Plan is described in Proposal 3 of this Proxy Statement.

The 2003 Restricted Stock Incentive Plan is described in Proposal 4 of this Proxy Statement.

1998 Stock Option Plan

Until adoption of the 2003 Stock Option Plan, we administered the 1998 Stock Option Plan pursuant to which a total of 377,400 shares of our common stock were available for grant. The maximum term of granted options was ten years. Fifty percent of each new option granted vested in equal increments over four years. The remaining fifty percent of each new option will vest in nine years from grant date, subject to acceleration if certain per-share equity value targets are achieved or in the event of a sale of the Company.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors presents the following report on executive compensation for the fiscal year ended December 31, 2004.

Overall Compensation Policies. The primary compensation policy of QDI, which is endorsed by the Compensation Committee, is that a significant portion of the compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by the executive officer. Thus, a significant portion of the compensation for each executive officer is “at risk.” QDI and the Compensation Committee also believe that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals that ultimately enhance the value of QDI’s stock. To further these goals, QDI’s compensation structure for executive officers has three components:

•	Long-Term Incentive Awards (Stock Options and Restricted Stock)

•	Annual Bonus

•	Base Salary

Stock options and restricted stock awards are determined and approved by the Compensation Committee. The annual bonus and base salary for each of the Named Executive Officers has been established under his respective employment agreement. The base salaries and annual bonuses for other executive officers are determined in accordance with their employment agreements and the compensation policies outlined in this Report.

To date, the Compensation Committee has not retained an independent compensation consultant but has considered certain publicly available compensation information of public companies in the industry.

Base Salary. Base salary levels are assigned to positions based on job responsibilities, the Company’s historical salary levels for that position, and an informal review of salaries paid by similar enterprises for similarly situated employees. In other cases, salaries were determined in negotiations to recruit certain executives for key positions, after consideration of, with no specific weighting, the importance of the position being filled, the experience and background of the candidate, the level of compensation required to induce the executive to leave his current position, and the compensation paid historically to executives recruited for that position.

Annual Bonus. The annual bonus plan for 2004 in which most executives of the Company, including the Named Executive Officers, participated provided for executive bonuses that were determined based, in part, upon the executive’s level of base compensation, options granted to the executive, industry practices and trends, the executive’s level of accountability, and his particular contributions towards the achievement of QDI’s goals and objectives. No bonuses were granted to executives for 2004. A new bonus plan was adopted for 2005. All of the Company’s senior employees who are employed by the Company on the dates of the payouts under the 2005 bonus plan are eligible to participate in the bonus plan. Under the bonus plan, bonus payments are calculated using bonus criteria established by the Board each year. Eighty percent of each eligible employee’s bonus is based upon the achievement of certain Company earnings thresholds (including bonus accrual). The remaining 20% of the bonus is based upon qualitative criteria achieved by the employee as determined by the Company’s Chief Executive Officer and approved by the Compensation Committee of the Board of Directors. The bonus of the CEO is determined directly by the Compensation Committee.

Long-Term Incentive Awards Compensation. From time to time, QDI provides long-term incentives to executives and other key employees through the grant of stock options and restricted stock under the 2003 Stock Option Plan and the 2003 Restricted Stock Incentive Plan. These long-term incentives are intended, in general, to help further QDI’s growth and success by permitting QDI’s officers, employees and consultants to acquire shares of QDI’s common stock, thereby increasing their personal interest in the Company’s growth and success, to help further link the interests of award recipients with those of QDI’s stockholders generally, and to provide an additional means to help QDI attract and retain, as well as reward, outstanding contributions by the award recipients.

QDI’s stock option and restricted stock grants typically vest in equal annual installments, with stock options typically vesting over a four-year period following the date of grant of the award and restricted stock typically vesting over a five-year period for the 2003 grants and a four-year period for the 2004 grants. Typically, the exercise price of each option will be no less than the market value of the underlying stock on the date of grant of the award.

In approving QDI’s November 10, 2004 stock option and restricted stock grants (effective December 31, 2004), the Compensation Committee considered, among other factors, executives’ total compensation packages, options previously granted, the potential dilutive effects of the grants, industry practices and trends, respective executive accountability levels, future potential stock values, the length of the respective executives’ tenure with QDI, creation of proper incentives to enhance QDI’s long-term performance, and the executives’ respective contributions towards the achievement of QDI’s goals and objectives.

Chief Executive Officer Compensation. The employment agreement between Thomas L. Finkbiner and QDI, entered into on November 8, 1999, provides that Mr. Finkbiner will be paid an annual base salary of $260,000 per year. In November, 2002, Mr. Finkbiner agreed to a 5% reduction in the rate of his base salary in order to help improve QDI’s cash flow position. Mr. Finkbiner’s employment contract also provides that he will be eligible to receive an annual bonus of up to 25% of base salary. As noted above, no bonuses were granted in 2004 based, among other things, on the difficulties arising from the irregularities at the Company’s subsidiary, PPI.

On November 10, 2004, QDI granted Mr. Finkbiner stock options covering 47,000 shares of QDI common stock at an exercise price of $8.45 per share and a restricted stock award in the amount of $62,584 which translated to 7,406 shares of QDI common stock. Both awards were based on the closing price of the Company’s common stock on the last trading day of the year, which was deemed to be the grant date. The stock options and restricted stock awarded to Mr. Finkbiner are scheduled to vest in equal annual installments over a four-year period following the date of grant of the award. These awards to Mr. Finkbiner were, as outlined above with respect to the Company’s stock option and restricted stock grants to executive officers generally, determined based upon Mr. Finkbiner’s total compensation package, options previously granted, the potential dilutive effects of the grants, industry practices and trends, Mr. Finkbiner’s level of accountability, future potential stock values, the length of Mr. Finkbiner’s tenure, creation of proper incentives to enhance QDI’s long-term performance, and Mr. Finkbiner’s contributions towards the successful completion of Company objectives.

Tax Treatment. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly held corporation for compensation paid in a particular year to any “covered employee” (which term generally includes the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of the relevant year) to the extent that the compensation paid to the employee for that year exceeds $1 million. However, qualifying performance-based compensation will not be subject to the Section 162(m) deduction limit if certain requirements are met.

QDI’s past stock option and restricted stock grants are intended to be exempt from the Section 162(m) deduction limits by reason of the Section 162(m) transition rule. Current base salary and anticipated bonus levels are not expected to exceed the Section 162(m) deduction limit.

The Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding QDI’s efforts, that compensation intended by QDI to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

THE COMPENSATION COMMITTEE

Joshua J. Harris Marc E. Becker Alan H. Schumacher

*	The report of the Compensation Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PERFORMANCE GRAPH*

The following graph depicts a comparison of cumulative total shareholder returns for Quality Distribution as compared to the Nasdaq Trucking and Transportation Index and the Nasdaq Stock Market (U.S.) Index. The graph assumes the investment of $100 on November 7, 2003 (the date Quality Distribution’s stock began trading on the Nasdaq National Market) through December 31, 2004.

*	The performance graph is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

TRANSACTIONS WITH MANAGEMENT

Employment Agreements

On June 23, 1998, QDI entered into an employment agreement with Dennis R. Copeland to perform the duties of Vice President of Administration for QDI with a base salary of $145,000 per annum. His incentive bonus of up to 25% of his annual salary is based on pre-determined performance standards subject to the Board’s discretion. The employment agreement provides for a two-year term, with an automatic one-year extension on each anniversary date, unless the Company or Mr. Copeland give notice that the term will not be so extended.

On November 8, 1999, QDI entered into an employment agreement with Thomas L. Finkbiner as President and Chief Executive Officer of QDI with a base salary of $260,000 per annum. In November, 2002, Mr. Finkbiner agreed to a 5% reduction in the rate of his base salary in order to help improve QDI’s cash flow position. Mr. Finkbiner’s employment contract also provides that he will be eligible to receive an annual bonus of up to 25% of base salary based on pre-determined performance standards subject to the Board’s discretion. The employment agreement provides for a two-year term of service, with an automatic one-year extension on each anniversary date, unless the Company or Mr. Finkbiner gives notice that the term will not be so extended.

On February 5, 2003 QDI entered into an employment agreement with Samuel M. Hensley to perform the duties of Senior Vice President Finance and Chief Financial Officer with a base salary of $195,000. The employment agreement provided for a two year term, with an automatic one year extension on each anniversary date, unless QDI or Mr. Hensley give notice that the term will not be so extended. Mr. Hensley resigned from his duties with QDI effective September 24, 2004, and was not entitled to any severance payments pursuant to his employment agreement.

On March 21, 2004 QDI entered into an employment agreement with Keith J. Margelowsky to perform the duties of Senior Vice President of Performance Planning with a base salary of $165,000. The employment agreement provides for a two year term, with an automatic one year extension on each anniversary date, unless the Company or Mr. Margelowsky give notice that the term will not be so extended.

On June 3, 2004, QDI entered into an amendment of its employment agreement with Virgil T. Leslie to perform the duties of Executive Vice President and General Manager for QDI with a base salary of $210,000 per annum. The employment agreement, as amended, provides for a two-year term, with an automatic one-year extension on each anniversary date, unless the Company or Mr. Leslie give notice that the term will not be so extended.

On August 3, 2004, QDI entered into an employment agreement with Robert J. Millstone to perform the duties of Senior Vice President, General Counsel, and Secretary with a base salary of $210,000. The employment agreement became effective September 7, 2004. The agreement includes an incentive bonus of up to 30% of his annual salary based upon pre-determined performance standards subject to the discretion of the QDI Board of Directors. Mr. Millstone was granted options covering 100,000 shares of QDI stock at a per share exercise price of $5.91 per share. The options will vest in equal annual installments over four years. The employment agreement provides for a two-year term with an automatic extension on each anniversary date, unless Mr. Millstone or QDI gives notice that the term will not be so extended.

Upon Mr. Hensley’s resignation, the Board appointed Richard B. Marchese, a director of the Company, as interim Senior Vice President and Chief Financial Officer effective September 24, 2004. Mr. Marchese received a salary of $250,000 per annum and was granted options covering 25,000 shares of the common stock of the Company at a strike price equal to the closing price on the Nasdaq Stock Market on September 24, 2004. The options will vest in equal installments quarterly over three years provided Mr. Marchese is an officer or director of the Company. He was entitled to the other normal benefits accorded employees or executive officers of the Company. Mr. Marchese served until December 1, 2004, when Timothy B. Page was appointed Chief Financial Officer. Mr. Marchese remains a director.

On November 3, 2004, QDI entered into an employment agreement with Gary R. Enzor to perform the duties of Executive Vice President and Chief Operating Officer with a base salary of $250,000. The employment agreement was effective as of December 13, 2004. The agreement includes an incentive bonus of up to 45% of his annual salary based upon pre-determined performance standards subject to the discretion of the QDI Board of Directors. The agreement provides for employment at will. Mr. Enzor was granted options covering 200,000 shares of QDI stock at a per share exercise price of $5.15 per share, which was the closing price on the Nasdaq Stock Market on November 3, 2004. Mr. Enzor was granted $50,000 worth of restricted shares based on the $5.15 closing price. In addition, on each of the first five anniversaries of Mr. Enzor’s employment, he will be granted $50,000 worth of restricted shares at the then fair market value per share. The options and the 2004 grant of restricted stock will vest in equal annual installments over four years.

On November 4, 2004, QDI entered into an employment agreement with Timothy B. Page to perform the duties of Senior Vice President and Chief Financial Officer with a base salary of $240,000. The employment agreement was effective as of December 1, 2004. The agreement includes an incentive bonus of up to 35% of his annual salary based upon pre-determined performance standards subject to the discretion of the QDI Board of Directors. The agreement provides for employment at will. Mr. Page was granted options covering 150,000 shares of QDI stock at a per share exercise price of $7.91 per share, which was the closing price on the Nasdaq Stock Market on December 1, 2004. Mr. Page was granted $35,000 worth of restricted shares based on the $7.91 closing price. In addition, on each of the first five anniversaries of Mr. Page’s employment, he will be granted $35,000 worth of restricted shares at the then fair market value per share. The options and the 2004 grant of restricted stock will vest in equal annual installments over four years.

Each of these employment agreements provides for severance if the employment of the executive is terminated without “cause” or if the executive resigns for “good reason.” Good reason includes:

•	a material diminution of duties;

•	a material breach by QDI of its compensation and benefit obligations; or

•	an involuntary relocation by more than 50 miles from Tampa, Florida.

Under such circumstances:

•	Mr. Finkbiner would be entitled to receive his base salary for the remainder of the term of his employment, a pro rated bonus, and continued medical and other benefits;

•	All other contracted executives would be entitled to receive base salary for one year after such termination, continued medical and other benefits, and, in some cases, all or part of the target bonus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Harris, Mr. Becker, and Mr. Schumacher serve on the Committee. None of the members is or has been an officer or employee of QDI. Prior to the establishment of the Compensation Committee in November 2003, our Board of Directors established levels of compensation for our executive officers. There are not currently any compensation committee interlocks between us and other entities involving our executive officers and Board members who serve as executive officers or Board members of such other entities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Limited Recourse Secured Promissory Note and Pledge Agreement

Mr. Finkbiner, QDI’s President and Chief Executive Officer, signed a Limited Recourse Secured Promissory Note for $800,000 in November 1999 in conjunction with his purchase of QDI stock. The loan bears interest at a rate calculated based on QDI’s cost of borrowings and is secured by a pledge by Mr. Finkbiner of his

QDI common stock. The principal amount of the loan is due on November 22, 2006, with mandatory pre-payments due upon, and to the extent of, the receipt of after-tax proceeds from the sale of Mr. Finkbiner’s pledged securities. As of December 31, 2004, the entire $800,000 principal amount of the loan was outstanding.

Registration Rights Agreement

At the time of its initial public offering in November, 2003, QDI entered into a registration rights agreement with Apollo and Messrs. Copeland, Finkbiner, and Margelowsky, among others, pursuant to which Apollo obtained an unlimited number of demand and incidental registration rights and each of the other parties thereto obtained incidental registration rights. As a result, at Apollo’s written request, QDI is obligated to prepare and file a registration statement covering the shares so requested to be registered by Apollo. In addition, should QDI propose in the future to register any of its common stock for sale to the public, Apollo and the other parties thereto have the opportunity to include their common stock in the same or a concurrent registration statement filed by us, subject to customary cutbacks at the option of any underwriters of such future offerings. All of the 10,390,981 shares of common stock owned by Apollo after the offering of QDI common stock and all of the 208,737 shares of common stock owned by the other parties after the offering of QDI common stock, including the shares of common stock issued upon conversion of QDI’s preferred stock, will have registration rights under this agreement. We will bear all expenses, other than selling expenses, incurred in the registration process. The registration rights agreement provides for standard indemnification provisions for an agreement of this type. Additionally, the registration rights agreement provides for preemptive rights granted to Apollo with respect to the sale of certain QDI capital stock and certain equity securities convertible into capital stock, other than in connection with the offering of QDI common stock.

PROPOSAL 3:

AMENDMENT OF THE 2003 STOCK OPTION PLAN

In 2003, the Board of Directors adopted, and the Company’s shareholders approved, the 2003 Stock Option Plan (the “Stock Option Plan”). The Stock Option Plan was adopted to allow the Company and its subsidiaries to attract and retain qualified employees, consultants and non-employee directors, to motivate these individuals to achieve the Company’s long-term goals, and to reward them upon achievement of those goals. The Company’s Board of Directors has approved amendments to the Stock Option Plan and directed that the Stock Option Plan, as so amended, be submitted to the Company’s shareholders for approval.

The sole change to be effected by amending the Stock Option Plan is to increase the number of shares that may become available for the issuance of awards. Under our Stock Option Plan, we initially reserved 2,210,000 shares of our common stock for issuance upon exercise of options. In addition, on January 1 of each year, commencing January 1, 2004, the aggregate number of shares reserved for issuance under our Stock Option Plan has increased automatically by a number of shares equal to 1% of our outstanding shares on the last day of the preceding year. The Board of Directors may, in its absolute discretion, determine in respect of any year that the automatic increase be less than 1% or that no automatic increase occur in respect of that year. No more than 4,500,000 shares of our common stock were issuable under the Stock Option Plan as adopted in 2003. As of March 31, 2005, and disregarding the proposed amendment to the Plan, 187,745 shares remain available for option.

Shareholders are being asked to approve amendments to the Stock Option Plan to provide that the automatic increase in each year, retroactive to January 1, 2005, will be 2.5% and to increase the maximum number of shares that may be issued under the Stock Option Plan to 6,500,000 shares from 4,500,000 shares. As of December 31, 2004, 19,038,365 shares (undiluted) were outstanding. Accordingly, 475,959 shares would be added to the Stock Option Plan as of January 1, 2005 rather than the 190,383 shares that were added and the shares available for grant as of March 31, 2005 would increase to 473,321.

The Board of Directors has approved the proposed amendments, in part, on a belief that the number of shares currently available under the Stock Option Plan does not give sufficient authority and flexibility to provide adequately for future incentives. If the shareholders do not approve the proposed amendments to the Stock Option Plan, they will not become effective and the Stock Option Plan will continue in effect without amendment.

The material features of the amended Stock Option Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended Stock Option Plan, which is attached as Appendix D to this proxy statement.

Description of the Stock Option Plan

The Stock Option Plan is administered by our Compensation Committee. The Compensation Committee has the authority to construe and interpret the Plan, make option grants and make all other determinations necessary or advisable for the administration of the Plan. Our Stock Option Plan provides for the grant of nonqualified stock options only. Nonqualified stock options may be granted to employees, officers and directors of, advisors to, and independent consultants or independent contractors to, us or any of our subsidiaries.

Shares that are subject to issuance upon exercise of the options granted under our Stock Option Plan that cease to be subject to the option for any reason other than exercise of the option, or have been issued upon the exercise of an option granted under our Stock Option Plan that are subsequently forfeited or repurchased by us at the original purchase price of such option, will again be available for grant and issuance under our Stock Option Plan. As described above, shareholders are being asked to approve amendments to the Stock Option Plan to provide that the automatic increase in each year, retroactive to January 1, 2005, will be 2.5% per year and the maximum number of shares that may be issued under the Stock Option Plan will be 6,500,000.

Our Stock Option Plan terminates on November 4, 2013, unless terminated earlier by our Board of Directors.

Options granted under the Stock Option Plan vest and become exercisable in 25% increments on each of the first four anniversaries of the date upon which such options are granted unless otherwise provided in the grant at the discretion of the Committee. The maximum term for options granted under our Stock Option Plan may not exceed ten years. Options granted under our Stock Option Plan may not be transferred in any manner other than by will or by the laws of descent and distribution. Generally, they may be exercisable only by the optionee during his or her lifetime. The Compensation Committee is authorized to determine otherwise and provide for alternative provisions in option agreements with respect to nonqualified options. Options granted under our Stock Option Plan generally are exercisable for a period of time after the termination of the optionee’s service to us or any of our subsidiaries. Options under our Stock Option Plan generally terminate immediately upon termination of employment for cause.

As is customary in incentive plans of this nature, the number and kind of shares available under the Stock Option Plan and any outstanding awards, as well as the exercise prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

If a corporate transaction occurs, the vesting period of options under our Stock Option Plan will generally be accelerated, and the options will become exercisable on the first anniversary of the change in control, or, if earlier, the termination of the optionee’s employment for any reason other than for cause. For this purpose, a “corporate transaction” occurs if there is a reorganization, merger or consolidation in which we are not the surviving corporation, a sale of all or substantially all of our capital stock or assets to another person or entity, or a dissolution or liquidation of us.

Benefits under the amended Stock Option Plan to the Named Executive Officers and the Company’s other executive officers, directors, employees and consultants are not currently determinable because all grants under the Stock Option Plan are discretionary.

Federal Income Tax Consequences of the Stock Option Plan

The following is a brief summary of the principal federal income tax consequences of transactions under the Stock Option Plan based on current federal income tax laws. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences. It is also not intended as personal tax advice to any individual. Recipients of awards under the Stock Option Plan should consult their own tax advisors.

As stated above, only nonqualified stock options may be granted under the Stock Option Plan. In general, (i) an optionee will not be subject to tax at the time a nonqualified option is granted, and (ii) an optionee will include in ordinary income in the taxable year in which he or she exercises a nonqualified option an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon disposition of the common stock acquired upon exercise, any further gain or loss after the date ordinary income is recognized will be treated as capital gain or loss. The Company generally will be entitled to a deduction in an amount equal to the optionee’s ordinary income in the Company’s taxable year in which the optionee includes that amount in income. The exercise of non-qualified options is subject to withholding of all applicable taxes.

OUR BOARD RECOMMENDS A VOTE “FOR”

AMENDMENT OF THE 2003 STOCK OPTION PLAN

PROPOSAL 4:

AMENDMENT OF THE 2003 RESTRICTED STOCK INCENTIVE PLAN

In 2003, the Board of Directors adopted, and the Company’s shareholders approved, the 2003 Restricted Stock Incentive Plan (the “Restricted Stock Incentive Plan”). The Restricted Stock Incentive Plan was adopted to allow the Company and its subsidiaries to attract and retain qualified employees, consultants and non-employee directors, to motivate these individuals to achieve the Company’s long-term goals and to reward them upon achievement of those goals. The Company’s Board of Directors has approved amendments to the Restricted Stock Incentive Plan and directed that the Restricted Stock Incentive Plan, as so amended, be submitted to the Company’s shareholders for approval.

The sole change to be effected by amending the Restricted Stock Incentive Plan is to increase the maximum dollar value of awards and the maximum number of shares available for the issuance under the Plan. Under our Restricted Stock Incentive Plan we initially limited the value of stock awarded under the Plan to a maximum of $5.5 million in value of awards. Initially 500,000 shares of our common stock were reserved for issuance under this Plan. As of March 31, 2005, and disregarding the proposed amendment to the Plan, $2,269,739 in value and 141,638 shares remain available for grant under the Plan.

Except as otherwise described herein, benefits under the amended Restricted Stock Incentive Plan to the Named Executive Officers and the Company’s other executive officers, directors, employees and consultants are not currently determinable because all grants under the Restricted Stock Incentive Plan are discretionary. Currently each director who is not a member of management and not an employee of Apollo receives $30,000 annually in restricted stock as part of his compensation. If the proposed nominees are elected, there will be five such persons on the Board. In addition, the Company agreed to make future grants of restricted stock to Gary R. Enzor and Timothy B. Page, two senior executives whom the Company hired in December 2004. The following table sets forth the current committed uses for shares under the Restricted Stock Incentive Plan over the next five years. For the purposes of this table, dollar values of grants have been aggregated without discount to reflect that such grants will be made, if at all, in future years.

Current Commitments for Benefits under Amended Restricted Stock Incentive Plan

Name and Principal Position	Dollar Value		Number of Shares
Gary R. Enzor Executive Vice President and Chief Operating Officer	$250,000		(1)

Timothy B. Page Senior Vice President and Chief Financial Officer	$175,000		(2)

All executive officers as a group	$425,000

All outside directors as a group	$750,000	(3)	(3)

(1)	Under the Employment Agreement that the Company entered into with Mr. Enzor on November 3, 2004, it agreed to grant him $50,000 worth of restricted shares on each of the first five anniversaries of his employment if he is then employed by the Company. The number of shares granted will be determined by the fair market value of the Company’s common stock at the date of grant. The restricted stock will vest in equal annual installments over four years.
(2)	Under the Employment Agreement that the Company entered into with Mr. Page on November 4, 2004, it agreed to grant him $35,000 worth of restricted shares on each of the first five anniversaries of his employment if he is then employed by the Company. The number of shares granted will be determined by the fair market value of the Company’s common stock at the date of grant. The restricted stock will vest in equal annual installments over four years.
(3)	This amount assumes that five individuals who are not members of management and not employees of Apollo will serve as directors of the Company in each of the next five years, and that the Company will continue its policy of granting such directors $30,000 annually in restricted stock, which the Company is not currently obligated to do. The number of shares granted will be determined by the fair market value of the Company’s common stock at the date of grant.

Shareholders are being asked to approve amendments to the Restricted Stock Incentive Plan to provide that the maximum amount of awards under the Plan shall be $7.5 million and the maximum number of shares that may be awarded shall be 700,000.

The Board of Directors approved the proposed amendment, in part, on a belief that the value of awards and the number of shares currently available under the Restricted Stock Incentive Plan does not give sufficient authority and flexibility to provide adequately for future incentives. If shareholders do not approve the amendments they will not become effective and the Restricted Stock Incentive Plan will continue in effect without amendment.

The material features of the amended Restricted Stock Incentive Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended Restricted Stock Incentive Plan, which is attached as Appendix E to this proxy statement.

Description of the Restricted Stock Incentive Plan

The Restricted Stock Incentive Plan is administered by our Compensation Committee. The Compensation Committee has the authority to construe and interpret the Plan, to designate the directors, officers and employees who will receive awards of common stock pursuant to the Plan, to determine the number of shares to be awarded to such director, officer or employee, and to make all other determinations necessary or advisable for the administration of the Plan.

Shares of restricted stock that are subject to awards granted under the Restricted Stock Incentive Plan that are canceled or terminated, are forfeited, fail to vest, or for any other reason are not delivered under the Plan, will again be available for grant and issuance under our Restricted Stock Incentive Plan.

Our Restricted Stock Incentive Plan terminates on November 4, 2013, unless earlier terminated by our Board of Directors.

Initial awards of restricted stock under the Restricted Stock Incentive Plan vest as follows:

•	20% of the shares of common stock granted upon adoption of the Plan in 2003, vest on December 31 of each year, beginning on December 31, 2004, and ending on December 31, 2008;

•	25% of the shares of common stock granted between April 1, 2004, and March 31, 2005 vest on December 31 of each year, beginning on December 31, 2005, and ending on December 31, 2008;

•	33% of the shares of common stock granted, if any, between April 1, 2005, and March 31, 2006 shall vest on December 31 of each year, beginning on December 31, 2006, and ending on December 31, 2008;

•	50% of the shares of common stock granted, if any, between April 1, 2006, and March 31, 2007 shall vest on December 31 of each year, beginning on December 31, 2007, and ending on December 31, 2008; and

•	100% of the shares of common stock granted, if any, between April 1, 2007, and March 31, 2008, shall vest on December 31, 2008.

For future awards, the Compensation Committee may adhere to the foregoing vesting schedule or impose different terms and conditions at its discretion. Vesting of common stock awarded pursuant to the Plan terminates immediately upon termination of employment for cause, and the Plan does not allow partial vesting if the participant is not an employee through the final day of the applicable vesting period.

As is customary in incentive plans of this nature, the number and kind of shares available under the Restricted Stock Incentive Plan and any outstanding awards are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

If a change in control event occurs, the vesting period of awards under our Restricted Stock Incentive Plan will generally be accelerated, and the restrictions on any unvested shares shall lapse on the first anniversary of the change in control, or, if earlier, the termination of the recipient’s employment for any reason other than for cause. For this purpose, a “change in control event” occurs if there is a reorganization, merger or consolidation in which we are not the surviving corporation, a sale of all or substantially all of our capital stock or assets to another person or entity, or a dissolution or liquidation of us.

Federal Income Tax Consequences of the Restricted Stock Incentive Plan as Amended

The following is a brief summary of the principal federal income tax consequences of transactions under the Restricted Stock Incentive Plan based on current federal income tax laws. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences. It is also not intended as personal tax advice to any individual. Recipients of awards under the Restricted Stock Incentive Plan should consult their own tax advisors.

A grant of restricted stock to a participant will not be taxable to the participant at the time of grant if the restricted stock remains subject to a substantial risk of forfeiture. Instead, the participant will be subject to tax at the time the shares of restricted stock vest. The amount of income recognized will be based on the fair market value of the restricted stock at the time it vests. Thus, for example, in the case of a grant made between April 1, 2004 and March 31, 2005, 25% of the restricted stock will vest on each December 31, beginning December 31, 2005. The participant will include the value of 25% of the restricted stock in income on each such December 31, based on the value of the stock at the time of vesting. A participant may elect, under Section 83(b) of the Internal Revenue Code, to include the value of the restricted stock in income at the time of grant, but in such case the participant is not entitled to an offsetting deduction if the restricted stock is later forfeited. In general, ordinary income realized by a participant will be considered employment income for withholding and social security tax purposes.

The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant at the time the income is recognized, whether at the time of grant or as the restricted stock vests. When the participant subsequently sells the restricted stock, the amount of ordinary income recognized will be included in his or her tax basis for purposes of determining the amount of capital gain or loss recognized on the sale.

OUR BOARD RECOMMENDS A VOTE “FOR”

AMENDMENT OF THE RESTRICTED STOCK INCENTIVE PLAN

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. The Company believes that, during the fiscal year 2003, its directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements except that (i) Mr. Marchese was elected a director on January 1, 2004, and filed his Form 3 on May 18, 2004; and (ii) Messrs. Copeland, Finkbiner, Leslie and Millstone filed Forms 4 on January 6, 2005, relating to an event that occurred on December 31, 2004. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% shareholders.

NOTICE OF SHAREHOLDER PROPOSALS

Shareholders who wish to include a proposal in our proxy statement and proxy card relating to the 2006 Annual Meeting should deliver a written copy of their proposal to our principal executive offices no later than December 13, 2005 (which is 120 calendar days before the anniversary of the date of this proxy statement). Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. If the date of next year’s Annual Meeting is moved more than 30 days before or after May 13, 2006 (which is the anniversary of this year’s Annual Meeting) we must receive notice of the shareholder proposal within a reasonable time before we begin to print and mail our proxy materials. Any shareholder proposals should be sent to 3802 Corporex Park Drive, Tampa, Florida 33619, Attention: Corporate Secretary.

DELIVERY TO SHAREHOLDERS SHARING ADDRESS

Only one proxy statement and Annual Report on Form 10-K has been delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report on Form 10-K to a shareholder at a shared address to which a single copy was sent. Shareholders residing at a shared address who would like to request an additional copy of the proxy statement or Annual Report on Form 10-K now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report on Form 10-K if multiple copies are being received) may write or call the Company’s Corporate Secretary, 3802 Corporex Park Drive, Tampa, Florida 33619, (800) 282-2031.

OTHER MATTERS

As of the date of this proxy statement, our Board does not anticipate that other matters will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Holders of common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage paid envelope.

By Order of the Board of Directors

Thomas L. Finkbiner

President, Chief Executive Officer and Chairman of the Board of Directors

Dated: April 13, 2005

APPENDIX A

Quality Distribution, Inc.

Charter of the Audit Committee of the Board of Directors

I.	Audit Committee Purpose

1.1 Purpose. The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Quality Distribution, Inc. (the “Company”) in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the annual report of the Audit Committee required by applicable Securities and Exchange Commission (“SEC”) disclosure rules. Among the matters the Committee will oversee are (a) implementation of processes and policies to ensure (1) the integrity of the Company’s financial statements and (2) the Company’s compliance with legal and regulatory requirements, (b) review and confirmation of the independent auditors’ qualifications and independence, and (c) evaluation of the performance of Company’s internal audit function and independent auditors.

1.2 Limitation on Duties. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	Audit Committee Composition and Meetings

2.1 Membership. The Committee will consist of at least three members of the Company’s Board as determined in accordance with the Company’s Amended and Restated By-Laws, as amended from time to time (the “By-Laws”). All members of the Committee must be directors who meet the knowledge requirements and the independence requirements of applicable law and The Nasdaq Stock Market (“Nasdaq”) in effect from time to time. No Audit Committee member shall simultaneously serve on the audit committees of more than two other public companies. Notwithstanding the foregoing two sentences, as permitted by the rules of the Nasdaq, under exceptional and limited circumstances, one director who does not meet certain of the criteria for “independent director” may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders and the Corporation discloses in the next annual proxy statement, subsequent to the determination, the nature of such person’s relationship and the reasons for the Board’s determination. Such director will not be subject to either the independence requirements or the limitation on other public company audit committee service contained in this Section 2.1.

2.2 Appointment. The members of the Committee will be appointed by and serve at the discretion of the Board, following the recommendations of the Company’s Corporate Governance Committee. The Chairperson of the Committee will be appointed by the members of the Committee.

2.3 Financial Expert. The Committee will determine whether one member of the Committee qualifies as an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission. The Company will disclose in the periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 (the “1934 Act”) whether or not it has at least one member who is an audit committee financial expert, and if so, whether such audit committee financial expert is “independent” (as such term is defined in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act).

2.4 Executive Sessions. The Committee shall meet with each of the independent auditors, internal auditors (or other personnel responsible for the Company’s internal audit function) and management in separate executive sessions regularly (with such frequency as the Committee determines is appropriate) to discuss any matters that the Committee or these groups believe should be discussed privately.

Audit Committee Charter

Amended March 8, 2005

2.5 Other Meetings. The Committee shall meet at least quarterly. Other meetings of the Committee will be with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. Special meetings of the Committee may be called by the Chairperson or upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated, if practicable, to each member prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s By-Laws applicable to meetings of Board committees will govern meetings of the Committee.

2.6 Minutes. Minutes of each meeting will be kept.

2.7 Subcommittees. The Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Board or the Committee except as provided in Section 3.1(g) below (Pre-Approval of Audit and Non-Audit Services).

III.	Audit Committee Responsibilities and Duties

The Board delegates to the Committee the express responsibility and authority to do the following:

3.1 Independent Auditors

(a) Selection. Be solely and directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditors shall report directly to and be ultimately accountable to the Committee.

(b) Fees. The Committee has the ultimate authority to approve all audit engagement fees and terms and review all payments made to the audit firm, regardless of nature, on an annual basis.

(c) Rotation of Independent Auditor. Consider whether there should be regular rotation of different public accounting firms serving as the independent auditors of the Company.

(d) Audit Team. Review the experience and qualifications of the senior members of the independent auditors’ team.

(e) Scope of Audit. Review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

(f) Lead Audit Partner Review, Evaluation and Rotation. Review and evaluate the lead partner of the independent auditors. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditors are rotated at least every five years and that “other audit partners” (as defined by the SEC) are rotated at least every seven years.

(g) Pre-Approval of Audit and Non-Audit Services. Pre-approve all auditing services and all non-audit services other than with respect to de minimis exceptions permitted by law or regulation to be performed by the independent auditors. Such pre-approval may be given as part of the Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of non-audit services can be delegated by the Committee to one or more of its members, but the decision must be presented to the full Committee at the next regularly scheduled Committee meeting. The Company shall disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q if any non-audit services have been pre-approved during the period covered by the report if such non-audit services are required to be disclosed in the Company’s periodic reports filed pursuant to Section 13 of the 1934 Act.

Audit Committee Charter

Amended March 8, 2005

(h) Auditor Independence.

(i) At least annually, obtain and review a formal written statement from the independent auditors describing:

(a) the independent auditors’ internal quality-control procedures;

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c) all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1 (to assess the independent auditors’ independence).

(ii) Actively Engage in Dialogue. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and take, or recommend that the Board take, appropriate action to oversee the independence of outside auditors.

(i) Hiring Policies. Set clear hiring policies for employees and former employees of the independent auditors.

(j) Review Problems. Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management’s responses, including: (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

(k) Related Party Transactions. Review and approve all related-party transactions.

(l) Material Communications. Discuss with the independent auditors any material communications between the audit team and the independent auditors’ national office regarding auditing or accounting issues presented during the independent auditors’ engagement.

(m) Accounting Adjustments. Discuss with the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but were passed on.

3.2 Financial Reporting

(a) Annual Financials. Review and discuss with management and the independent auditors the Company’s annual audited financial statements, (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), any unusual or non-recurring items, the nature and substance of significant reserves, the adequacy of internal controls and other matters that the Committee deems material, prior to the public release of such information. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the 1934 Act. Recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

(b) Quarterly Financials. Review and discuss with management and the independent auditors the Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), the results of the independent auditors’ non-audit review of the quarterly financial statements, and other matters that the Committee deems material, prior to the public release of such information.

Audit Committee Charter

Amended March 8, 2005

(c) Accounting Principles. Review with management and the independent auditors material accounting principles applied in financial reporting, including any material changes from principles followed in prior years and any items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards (“SAS”) 61, as amended from time to time. By way of example, on the date this Charter was initially adopted, the items required to be communicated under SAS 61 include: (a) the auditor’s responsibility under Generally Accepted Auditing Standards (“GAAS”); (b) significant accounting policies; (c) management judgments and accounting estimates; (d) significant audit adjustments; (e) other information in documents containing audited financial statements; (f) disagreements with management, including accounting principles, scope of audit and disclosures; (g) consultation with other accountants by management; (h) major issues discussed with management prior to retention; (i) difficulties encountered in performing the audit; and (j) the auditor’s judgments about the quality of the Company’s accounting principles.

(d) Judgments. Review reports prepared by management or by the independent auditors relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transaction as to which management obtained a SAS 50 letter.

(e) Press Releases. Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

(f) Regulatory Developments. Review with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.

3.3 Internal Audit and Risk Management

(a) Internal Audit. Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function and the performance, appointment and replacement of the lead internal auditor, and review summaries of material internal audit reports and management’s responses.

(b) Risk Assessment and Risk Management. Discuss policies with respect to risk assessment and risk management periodically with management, internal auditors, and the independent auditors, and the Company’s plans or processes to monitor, control and minimize such risks and exposures.

3.4 Financial Reporting Processes; CEO and CFO Certifications

(a) Internal and External Controls. In consultation with the independent auditors, internal auditors and the Company’s financial and accounting personnel, review the integrity, adequacy and effectiveness of the Company’s accounting and financial controls, both internal and external, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

(b) Internal Controls Discussion. Review major issues regarding the Company’s accounting principles and financial statement presentations, including any significant change in the Company’s selection or application of accounting principles, and review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

(c) Reporting Systems. Establish regular and separate systems of reporting to the Committee by each of (i) management, (ii) the independent auditors and (iii) the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

Audit Committee Charter

Amended March 8, 2005

(d) Reports from Independent Auditors. Obtain and review timely reports from the independent auditors regarding:

(i) all critical accounting policies and practices to be used by the Company;

(ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

(iii) all other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

Such reports may be oral or in writing, but must be provided to the Committee before any auditor’s report is filed with the SEC.

(e) CEO and CFO Certifications. Discuss with the Chief Executive Officer and the Chief Financial Officer of the Company (i) the processes involved in, and any material changes or disclosures required as a result of, the 10-K and 10-Q certification process and (ii) any deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

3.5 Legal and Regulatory Compliance

(a) SEC Report. Prepare the annual report of the Committee included in the Company’s proxy statement as required by the proxy rules under the 1934 Act.

(b) Reports from Others. Obtain such reports from management, auditors, the general counsel, tax advisors or any regulatory agency as the Committee deems necessary regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material effect on the Company’s financial statements. Consider whether the reported matters were properly taken into consideration in the preparation of the financial statements.

(c) Code of Conduct; Waivers. Approve and monitor the Company’s compliance with a Code of Conduct required by applicable law or Nasdaq listing standards and covering the conduct and ethical behavior of directors, officers and employees, and approve in advance any amendments to the Code of Conduct or waivers of the Code of Conduct for actions taken by directors, executive officers and senior financial officers.

(d) Complaints. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.6 Annual Evaluation of Committee and Charter; Reports to Board

(a) Evaluation of Committee. Annually evaluate the performance of the Committee.

(b) Review and Publication of Charter. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board, as appropriate, and publish this Charter as required by applicable law.

(c) Recommendations; Reports to Board. Regularly report to the Board on the Committee’s activities and its conclusions and make appropriate recommendations to the Board.

Audit Committee Charter

Amended March 8, 2005

IV.	Advisors and Counsel; Reliance; Investigations; Cooperation

4.1 Retention of Advisors and Counsel. The Committee has the power, in its sole discretion, to obtain advice and assistance from, and to retain at the Company’s expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, as determined by the Committee, from the Company.

4.2 Determine Administrative Expenses. Determine the level and cost of separate administrative support necessary or appropriate in carrying out the Committee’s duties, with such costs to be borne by the Company.

4.3 Reliance Permitted. The Committee will act in reliance on management, the Committee’s independent auditors, internal auditors, and other advisors and experts, as the Committee deems necessary or appropriate.

4.4 Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

4.5 Required Participation of Employees. The Committee shall have unrestricted access to the Company’s employees, the independent auditors, the internal auditors, internal and outside counsel, and may require any employee of the Company or representative of the Company’s outside counsel or independent auditors to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors or experts.

V.	Miscellaneous

5.1 Rules and Procedures. Except as expressly set forth in this Charter or the Company’s By-Laws, or as otherwise provided by law or the rules of Nasdaq, the Committee shall establish its own rules and procedures.

APPENDIX B

CHARTER OF THE

CORPORATE GOVERNANCE COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

QUALITY DISTRIBUTION, INC.

1. Purpose. The purpose of the Corporate Governance Committee (the “Committee”) of QUALITY DISTRIBUTION, INC. (the “Company”) is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of shareholders; (b) develop, recommend to the Board and implement a set of corporate governance principles applicable to the Company; (c) oversee the evaluation of the board and management; and (d) take such other actions within the scope of this charter (this “Charter”) as the Committee deems necessary or appropriate.

2. Membership. The Committee will be comprised of two or more directors, as determined in accordance with the Company’s By-laws (the “By-laws”). The members of the Committee will be appointed by and serve at the discretion of the Board. Committee members will be appointed annually for a term of one year. Vacancies will be filled by majority vote of Board. The Board will appoint the Chairperson of the Committee.

3. Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Company’s charter and By-laws:

(a) Board Composition. Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

(b) Candidates and Nominees. Actively seek and evaluate qualified individuals to become new directors as needed. Review and develop the Board’s criteria for selecting new directors, including standards for director independence, if appropriate. Establish procedures to solicit, review, and recommend to the Board, potential director nominees proposed by shareholders. Select or recommend that the Board select, the director nominees for the annual meeting of stockholders or the director nominees to fill vacancies on the Board.

(c) Current Directors. Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

(d) Committees. Evaluate the nature, structure and operations (including the authority to delegate to subcommittees) of other Board committees. Make recommendations to the Board as to qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

(e) Governance Guidelines. Develop, recommend to the Board and implement a set of management authority and corporate governance guidelines applicable to the Company. Monitor and reassess from time to time, and at least once a year, these management authority and corporate governance guidelines.

(f) Communication. Oversee and review the Company’s process for providing information to the Board, assessing the channels through which information is received, and the quality and timeliness of the information received. Oversee and review the Company’s policy and process for shareholder communication with the Board.

(g) Oversight of Board, Management and Committee Evaluations. Take such steps as the Committee deems necessary or appropriate with respect to oversight of the evaluation of the Board, management, and each Board committee.

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(h) Management Succession. Oversee and review the Company’s plans for management succession

(i) Annual Review. Annually review the Committee’s own performance.

(j) Review Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Publish the Charter if required by the rules and regulations of applicable law or as otherwise deemed advisable by the Committee.

(k) Recommendations; Reports. Make recommendations and report to the Board and other Board committees with respect to nominating and corporate governance policies of the Company or any of the foregoing matters.

(l) Orientation and Education. Develop with management and monitor the process of orienting new directors and continuing education for existing directors.

(m) Other Actions. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate to carry out the purpose of the Committee.

4. Meetings. The Committee will meet with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any Committee member. The agenda of each meeting will be prepared by the Chairperson and circulated to each member of the Committee prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the By-laws relating to meetings of the Board will govern meetings of the Committee.

5. Minutes. The Committee will keep minutes of each meeting.

6. Subcommittees. The Committee does not have the power to appoint subcommittees.

7. Reliance; Experts; Cooperation.

7.1 Retention of Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Company’s expense such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out its duties.

7.2 Search Firm. The Board delegates to the Committee the sole authority, in its discretion (a) to decide whether to retain a search firm to assist the Committee in identifying, screening and attracting director candidates, (b) to terminate any such firm, and (c) to approve the search firm’s fees and other retention terms.

7.3 Reliance Permitted. In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

7.4 Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

7.5 Required Participation of Employees. The Committee will have unrestricted access to the independent public accountants, the internal auditors, internal and outside counsel, and anyone else in the Company, and may require any officer or employee of the Company or the Company’s outside counsel or independent public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

[End]

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APPENDIX C

CHARTER OF THE COMPENSATION COMMITTEE

of the

BOARD OF DIRECTORS

of

QUALITY DISTRIBUTION, INC.

1. Purpose. The purpose of the Compensation Committee (the “Committee”) is to discharge the responsibilities of the Board of Directors (the “Board”) of Quality Distribution, Inc. (the “Company”) relating to compensation of the Company’s executives and directors, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations, and to take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.

The Company’s compensation policies should be designed to allow the Company to recruit and retain superior talent and create a significant direct relationship between pay and benefit levels and performance. Compensation payable to the Company’s executives should provide overall competitive pay and benefit levels, create proper incentives to enhance the value of the Company, and reward superior performance.

2. Membership. The Committee will be comprised of three or more directors. All members of the Committee will be independent directors (as determined by the Board) under the independence requirements of the NASDAQ and applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board upon the recommendation of the Corporate Governance Committee. Committee members will be appointed annually for a term of one year. Committee members may be removed at any time by a majority vote of the Board. The Board will appoint the Chairperson of the Committee.

3. Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation and Bylaws, each as amended from time to time:

(a) Compensation Policies. Develop the Company’s overall compensation policies, including, without limitation, determining the appropriate balance among base salary, annual bonus and long term incentive awards, and establish performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and shareholder interests. Once developed and established, the Committee shall monitor, review, evaluate and, at its discretion, revise such policies and incentives.

(b) Chief Executive Officer (“CEO”) Compensation and Goals. Develop and approve goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level (including, but not limited to, salary, long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate) based on this evaluation (collectively, the “CEO Compensation”). In determining the incentive component of CEO compensation, factors that the Committee may consider include the Company’s performance and relative shareholder return (and the CEO’s contribution thereto), the value of similar incentive awards to CEOs at comparable companies, the Company’s actual performance relative to its budgeted performance (and the CEO’s contribution thereto), and the awards given to the Company’s CEO in past years. The Committee shall approve the structure and payment or award of any bonus to the CEO. The Company’s CEO shall not participate in any final determination of the CEO Compensation.

(c) Executive Officers. Develop, approve and monitor the selection, retention and remuneration arrangements for other executive officers (including, without limitation, all officers of the Company with the title of Vice President and any title senior thereto), establish, review and approve compensation plans in which any executive officer is eligible to participate and evaluate such executive officers’ performance. Such remuneration arrangements can include long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate. The Committee shall approve the structure and payment or award of any bonus to an executive officer.

(d) Other Senior Officers and Employees. Review, evaluate and approve performance target goals for the other senior officers and employees (other than executive officers), review periodic reports from the CEO as to the performance and compensation of such senior officers and employees and, at the Committee’s discretion, make changes to the compensation of any such senior officer or employee.

(e) Incentive Compensation Plans. Make recommendations to the Board with respect to the Company’s incentive-compensation plans and equity-based compensation plans and approve for submission to shareholders all new stock option and equity compensation plans. In determining the incentive component of executive compensation, factors that the Committee may consider include the Company’s performance and relative shareholder return (and the employee’s contribution thereto), the value of similar incentive awards to employees at comparable companies, the Company’s actual performance relative to its budgeted performance (and the employee’s contribution thereto), and the awards, if any, given to the employee in past years. Notwithstanding the foregoing, the Committee shall (to the extent, if any, it determines to be advisable) grant stock options, restricted stock, stock appreciation rights, and performance based awards designed to qualify as performance-based compensation within the meaning of Internal Revenue Code Section 162(m) (collectively, “Incentive Awards”); provided, however, if at least two of the members of the Committee are not independent directors (as determined by the Board) under the independence requirements of the NASDAQ and who qualify as nonemployee directors under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “34 Act”), and outside directors under Internal Revenue Code Section 162(m) and applicable law (collectively, “Independent Directors”), then the Board (and not the Committee) shall grant Incentive Awards.

(f) Overall Review of other Plans. Except as otherwise determined by the Board, review and monitor the other compensation plans of the Company in light of Company and plan objectives, needs, and current benefit levels, and, at the discretion of the Committee or direction of the Board, make changes in the management of such plans, approve any amendments thereto, and review the results of the retirement plan investments.

(g) Board. Set and review the compensation for the Board and committee members.

(h) Annual Report. Produce an annual report on executive compensation for inclusion in the Company’s proxy statement.

(i) Review and Publication of Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Publish the Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee.

(j) Annual Review. Annually review the Committee’s own performance.

(k) Other Actions. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

(l) Recommendations. Make recommendations and report to the Board and other Board committees with respect to compensation policy of the Company or any of the foregoing matters.

4. Possible Recusal. If any member of the Committee (a) is required to recuse himself or herself with respect to any matter that might otherwise be properly acted upon by the Committee, whether by reason of applicable law or the Corporation’s Certificate of Incorporation, Bylaws and policies or otherwise, (b) after consultation with the General Counsel of the Company or an attorney designated by the Board, determines that it is in the best interests of the Company for the director to recuse himself or herself from any such matter, or (c) deems it appropriate in his or her judgment to recuse himself or herself with respect to any such matter; then such matter shall be referred to the remaining members of the Committee; provided, however, that if such director recuses himself or herself from any determination of the grant of Incentive Awards in order to maintain the Company’s ability to deduct compensation in excess of $1,000,000 to the named executive officers under Section

C-2

162(m) of the Internal Revenue Code or to facilitate reliance on an exemption from short swing profit liability under Rule 16b-3 under the 34 Act and if, in such event, at least two of the remaining members of the Committee are not Independent Directors, then such matter shall be referred to the Board.

5. Meetings. The Committee will meet with such frequency, and at such times as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated to each member prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of Board committees will govern meetings of the Committee.

6. Minutes. Minutes of each meeting will be kept with the regular corporate records.

7. Subcommittees. The Committee has the power to appoint subcommittees.

8. Reliance; Experts; Cooperation.

8.1 Retention of Independent Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Company’s expense such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out its duties.

(a) Consultants. The Board delegates to the Committee the express authority to decide whether to retain such consultants as the Committee, in its discretion, determines appropriate to assist in the evaluation of compensation and in the carrying out of the Committee’s duties pursuant to this Charter. If the Committee decides in its discretion to retain such a firm, the Board delegates to the Committee the sole authority to retain and terminate any such firm and to approve the firm’s fees and other retention terms.

8.2 Reliance Permitted. In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

8.3 Investigations. The Committee has the authority to conduct any investigation it deems necessary or appropriate to fulfilling its duties.

8.4 Required Participation of Employees. The Committee shall have unrestricted access to the independent public accountants, the internal auditors, internal and outside counsel, and anyone else in the Company, and may require any officer or employee of the Company or the Company’s outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

[E N D]

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APPENDIX D

QUALITY DISTRIBUTION, INC.

2003 STOCK OPTION PLAN

1.	Purpose of this Plan.

The purpose of this QUALITY DISTRIBUTION, INC. 2003 STOCK OPTION PLAN (this “Plan”) is (i) to further the growth and success of QUALITY DISTRIBUTION, INC., a Florida corporation (the “Company”), by enabling directors, officers and employees of, advisors to, and independent consultants or independent contractors to, the Company or its Subsidiaries to acquire shares of the Common Stock of the Company (the “Common Stock”), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and its Subsidiaries. Options granted under this Plan may only be non-qualified stock options (“Options”). For purposes of this Plan, the term “Subsidiary” means “Subsidiary Corporation” as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Administration of this Plan.

(a) The Committee. This Plan shall be administered by the Board of Directors of the Company (the “Board”) or by one or more committees of the Board (each, a “Committee”) each consisting of such number of persons appointed to such Committee from time to time by the Board consistent with applicable law. With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, this Plan shall be administered by a Committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any Committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be duly and timely authorized by the Board or a Committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3). To the extent required by any applicable listing agency, this Plan shall be administered by a Committee composed entirely of independent directors (within the meaning of the applicable listing agency). The members of a Committee may be removed at any time either with or without cause by the Board. Any vacancy on a Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term “Committee” shall, for all purposes of this Plan, other than this Section 2, be deemed to refer to the Board if the Board is administering this Plan or, if a committee of the Board is acting within its delegated authority in such matter, to the acting committee of the Board.

(b) Procedures. If this Plan is administered by a Committee of the Board, the Committee shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of this Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee (but only to the extent permitted by applicable law and the applicable rules and regulations of the principal national securities exchange or national market system (if any) on which the Common Stock is a class of securities then listed or admitted for trading), shall be the actions of the Committee; provided, however, that if the Committee consists of only two members, both shall be required to constitute a quorum and to act at a meeting or to approve actions in writing.

(c) Interpretation. Except as otherwise expressly provided in this Plan, the Board (or other Committee acting within its delegated authority) shall have all powers with respect to the administration of this Plan, including, without limitation, full power and authority to (i) interpret the provisions of this Plan, any Option Agreement (as defined in Section 5(b)) and any other agreement or document executed pursuant to this Plan,

(ii) resolve all questions arising under this Plan, any Option Agreement and any other such agreement or plan, (iii) correct any defect, supply any omission or reconcile any inconsistency in or among the Plan, any Option or any Option Agreement, (iv) grant waivers of Plan or Option conditions and (v) make all other determinations necessary or advisable for the administration of this Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in this Plan.

3.	Shares of Stock Subject to the Plan.

(a) Number of Available Shares. Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions) and the further provisions of this Section 3(a), the number of shares of Common Stock available at any one time for issuance upon the exercise of Options granted under this Plan shall not exceed 2,210,000 shares of Common Stock (before making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring on or after the Effective Date (as defined in Section 11)). In addition, on each January 1, commencing January 1, 2004, the number of shares of Common Stock which may be available for issuance upon the exercise of Options granted under this Plan shall be increased automatically by that number of shares of Common Stock equal to two and one half percent (2.5%) of the total number of outstanding shares of Common Stock determined as of the last day of the immediately preceding fiscal year of the Company; provided, however, that the Board of Directors may, in its absolute discretion, determine in respect of any given January 1 that such automatic increase be less than two and one half percent (2.5%) or that no such automatic increase occur on such January 1, any such determination to be made by February 15 of the applicable year; and provided, further, that in no event shall more than 6,500,000 shares (before making any adjustment under this Plan or otherwise for any stock split, stock dividend or similar recapitalization event occurring after the Effective Date) of Common Stock be issued in the aggregate under the Plan. If, and to the extent that, (i) Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan for the shares of Common Stock constituting the unexercised portion of such terminated, expired or canceled Options, and (ii) any shares of Common Stock issued upon the exercise of Options granted under this Plan are forfeited to or repurchased by the Company, new Options may be granted under this Plan for up to an equivalent number of shares of Common Stock (but, in the case of any such repurchased share, only if such share is repurchased for consideration not greater than the purchase price for such share specified in the applicable Option).

(b) Character of Shares. The shares of Common Stock issuable upon the exercise of an Option granted under this Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company’s treasury or (iii) a combination of the foregoing.

(c) Reservation of Shares. The number of shares of Common Stock reserved for issuance under this Plan shall at no time be less than the maximum number of shares of Common Stock which may be purchased at any time pursuant to outstanding Options.

4.	Eligibility.

Options may be granted under this Plan only to persons who are directors, officers or employees of, advisors to, or independent consultants or independent contractors to, the Company or its Subsidiaries.

5.	Grant of Options.

(a) General. Options may be granted under this Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date. Subject to the provisions of this Plan, the Committee shall have plenary authority and discretion, to determine:

(i) the persons (from among the classes of persons eligible to receive Options under this Plan) to whom Options shall be granted (the “Optionees”);

(ii) the form and terms of Options;

(iii) whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(iv) the time or times at which Options shall be granted;

(v) the number of shares of Common Stock subject to each Option;

(vi) the Option Price of the shares of Common Stock subject to each Option; and

(vii) the time or times after grant when, and the term or terms under which, each Option and the shares of Common Stock covered thereby shall become vested and/or exercisable and the duration of the exercise and/or vesting periods.

(b) Option Agreements. Each Option shall be evidenced by a written agreement (each, an “Option Agreement”), containing such terms and conditions and in such form, not inconsistent with this Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

(c) No Evidence of Employment or Service. Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by, or services to, the Company or interfere in any way with the right of the Company (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option to such Optionee.

(d) Date of Grant. The date of grant of an Option under this Plan shall be the date specified by the Committee for the grant of such option.

(e) Exchange and Buyout of Options. The Committee may, at any time or from time to time, authorize the grant of new Options under this Plan in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from an Optionee an Option previously granted with payment in cash, securities of the Company or other consideration, based on such terms and conditions as the Company (acting through the Committee) and the Optionee may agree.

(f) Vesting of Options. Subject to the provisions of Section 7(b) and 9(c), Options granted under the Plan shall vest and become exercisable as follows:  1/4 of the Option shall vest and become exercisable on each of the first four anniversaries of the date upon which the Option is granted (or as otherwise determined by the Committee and set forth in the Option Agreement pursuant to which such Options are granted).

6.	Option Price.

Subject to Section 9, the price (the “Option Price”) at which each share of Common Stock subject to an Option granted under this Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that Options granted on the Effective Date shall have an Option Price equal to the Initial Public Offering Price (subject to adjustment pursuant to Section 9 hereof). The “Initial Public Offering Price” shall be the price per share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in the Company’s initial public offering of Common Stock (the “IPO”) pursuant to a registration statement on Form S-1 filed with the SEC under the Securities Act of 1933, as amended (the “1933 Act”).

7.	Exercisability of Options.

(a) Committee Determination.

(i) Each Option and the shares of Common Stock covered thereby granted under this Plan shall be vested and/or exercisable at such time or times, or upon the occurrence of such event or events, upon such term or terms and for such number of shares of Common Stock subject to such Option or in such portions or amounts thereof, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, if the Company files a registration statement on Form S-1 with the SEC under the 1933 Act for the IPO, no Option granted under this Plan shall be exercisable as to any of the shares of Common Stock covered thereby during the one-year period immediately following the effective date of such registration statement (the “Lock-up Period”); and, provided, further, however, that at any time following the IPO, if the Company shall register additional shares of Common Stock under the 1933 Act for sale to the public, no Option granted under this Plan shall be exercisable as to any shares of Common Stock covered thereby, and no Optionee shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company, for such period, that shall commence 10 days prior to effectiveness of the registration statement pursuant to which such public offering shall be made and shall terminate that number of days following the date such registration statement is declared effective as the underwriters of such public offering, if any, or the Company may require (the “Secondary Lock-up Period”); and, provided, further, however, that if an Option by its terms is to expire during the Lock-up Period or the Secondary Lock-up Period, the Committee may extend the expiration date of such Option for a period equal in duration to that of the period from the commencement date of the Lock-up Period, or Secondary Lock-up Period, as applicable, up to (and including) the expiration date of such Option.

(ii) Subject to the provisions of clause (i) above, if an Option, or the shares of Common Stock covered thereby, are not at the time of grant of such Option immediately exercisable and/or fully vested, the Committee may (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise or vesting date(s) of such Option, the acceleration of the vesting of all or a portion of the shares of Common Stock covered thereby, or the continuation of the vesting (whether before, on or after the date of Termination (as defined in Section 7(b)(ii)) of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, upon the occurrence of specified events and/or (B) at any time prior to the complete termination of such Option, accelerate the exercise or vesting date(s) of such Option, accelerate the vesting of all or a portion of the shares of Common Stock covered thereby, or continue the vesting (whether before, on or after the date of Termination of the Optionee to whom such Option is granted) of all or a portion of such Option and/or the shares of Common Stock covered thereby, including in the case of this clause (B) upon the occurrence of or in connection with a Corporate Transaction (as defined in Section 9(b)).

(iii) The Committee may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by this Plan and (ii) any such amendment shall be made only with the consent of the Optionee to whom the Option was granted, or in the event of the death of the Optionee, the Optionee’s Representatives (as defined in Section 10(d)), if the amendment is materially adverse to the Optionee.

(b) Automatic Termination of Option. Except as otherwise determined by the Committee and set forth in the Option Agreement, the unexercised portion of any Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

(i) the ten-year anniversary of the date on which such Option is granted;

(ii) the three-month anniversary of the date on which the Optionee to whom such Option was granted ceases to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof (such event, a “Termination”), unless such Termination occurs by reason of such Optionee’s death or Disability (as defined in subparagraph (iii) below) or is for Cause (as defined below); provided, however, that if such Optionee shall die after the date of Termination but before the three-month anniversary of such Optionee’s date of Termination, the unexercised portion of such Option shall automatically terminate and become null and void and be of no further force or effect upon the 12-month anniversary of such date of Termination;

(iii) the 12-month anniversary of the date of Termination of the Optionee to whom such Option was granted, if such Termination occurs by reason of such Optionee’s (x) death or (y) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (a “Disability”);

(iv) the date of the Termination of the Optionee to whom such Option was granted, if such Termination is for Cause (as defined below) (a “Termination for Cause”);

(v) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement; and

(vi) except to the extent permitted by Section 10(d), the date on which such Option or any part thereof or right or privilege relating thereto is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee to whom such Option was granted.

Unless otherwise expressly provided by the Committee in the applicable Option Agreement, in no event shall an Option continue to vest after the date of Termination of the Optionee to whom such Option was granted.

For purposes of this Plan, the term “Cause” means, with respect to any Optionee, the Termination of such Optionee’s relationship with the Company because of (i) the commission by such Optionee of any act of fraud, theft or financial dishonesty with respect to the Company or any of its Subsidiaries, or such Optionee has been convicted of, or plead guilty to, a felony, (ii) any material breach by such Optionee of any material provision of any agreement or understanding (whether employment or otherwise) between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand (whether written or oral) regarding the terms of such Optionee’s service as a director, officer or employee of, or advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, including, without limitation, the willful and continued failure or refusal of such Optionee to perform the material duties required of such Optionee as a director, officer or employee of, or as an advisor, independent consultant or independent contractor to, the Company or any Subsidiary thereof, other than as a result of such Optionee having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or any Subsidiary thereof on the one hand and such Optionee on the other hand, (iii) such Optionee’s intentional or willful disregard of the policies of the Company or any Subsidiary thereof so as to cause loss, damage or injury to the property, reputation or employees of the Company or any Subsidiary thereof, or (iv) any other misconduct by such Optionee which is otherwise materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Subsidiary thereof.

Anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement, a Termination of an Optionee shall not be deemed to occur solely by reason of the Company’s change of the duties of the Optionee, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof. For purposes of Section 7(b), an Optionee employed by the Company or any Subsidiary thereof shall not be deemed to have terminated his or her employment with the Company or such Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

8.	Procedure for Exercise.

(a) Payment. At the time an Option is granted under this Plan, the Committee shall, in its sole discretion, specify one or more of the following forms of payment which may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

(i) by cash (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a personal or certified check payable to the Company);

(ii) by cancellation of indebtedness of the Company to the Optionee;

(iii) by surrender of shares of Common Stock which either (A) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 promulgated by the SEC under the 1933 Act (and, if such shares of Common Stock were purchased from the Company or any Subsidiary thereof by means of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Optionee in the public market (but, subject in any case, to the applicable limitations of Rule 16b-3);

(iv) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that an Optionee who is not a director, officer or employee of the Company or any of its Subsidiaries will not be entitled to tender such a promissory note unless the note is adequately secured by collateral other than the shares of Common Stock being purchased upon the exercise of the Option;

(v) by waiver of compensation due or accrued to the Optionee for services rendered to the Company or any of its Subsidiaries;

(vi) if the Common Stock is a class of securities then listed or admitted to trading on any national securities exchange or traded on any national market system (including, but not limited to, The Nasdaq National Market), in compliance with any cashless exercise program authorized by the Committee for use in connection with this Plan at the time of such exercise (but, subject in any case, to the applicable limitations of Rule 16b-3); or

(vii) a combination of the methods set forth in clauses (i) through (vi).

(b) Notice. An Optionee (or other person, as provided in Section 10(d)) may exercise an Option granted under this Plan in whole or in part, as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the “Notice”) to the Committee (or such other person or entity designated by the Committee from time to time).

(c) Content of the Notice. The Notice shall:

(i) state that the Optionee elects to exercise the Option;

(ii) state the number of shares with respect to which the Option is being exercised (the “Optioned Shares”);

(iii) state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

(iv) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option, be no later than 30 days from delivery of such Notice and be not otherwise prohibited under the terms of his or her Option Agreement);

(v) include any representations and warranties of the Optionee required pursuant to Section 10(b);

(vi) if the Option is exercised pursuant to Section 10(d) by any person other than the Optionee, include evidence to the satisfaction of the Company (or such other person or entity designated by the Committee from time to time) of the right of such person to exercise the Option; and

(vii) include such further provisions consistent with this Plan as the Committee (or such other person or entity designated by the Committee from time to time) may from time to time require.

(d) Issuance of Stock Certificates. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(d)) for the Optioned Shares with respect to which such Option is being exercised as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(d) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 8(d).

(e) 83(b) Elections. Each Optionee shall deliver to the Company a copy of any election filed by such Optionee with the Internal Revenue Service relating to any Optioned Shares no later than 30 days following the filing of such election with the Internal Revenue Service.

9.	Adjustments.

(a) Changes in Capital Structure. Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under this Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.

(b) Corporate Transactions. In connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Company to another person or entity (a “Corporate Transaction”), each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period.

(c) Special Rules. The following rules shall apply in connection with Sections 9(a) and (b):

(i) anything contained in this Plan to the contrary notwithstanding, unless otherwise provided in the applicable Option Agreement any unvested Options held by such Optionee shall automatically vest and become exercisable upon the earlier to occur of (A) the first anniversary of the effective date of any Corporate Transaction, so long as such Optionee continues to be a director, officer or employee of, advisor to, or independent consultant or independent contractor to, the Company or any Subsidiary thereof on such date and (B) the Termination of such Optionee by the Company or any Subsidiary (other than Termination for Cause) at any time prior to the first anniversary of the effective date of any Corporate Transaction;

(ii) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 9(a) or (b) shall be eliminated without any consideration due to any Optionees;

(iii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

(iv) any adjustments referred to in Sections 9(a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under this Plan.

10.	Restrictions on Options and Optioned Shares.

(a) Compliance With Securities Laws. No Options shall be granted under this Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionees to whom such Options shall be granted shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company may delay the issuance of shares of Common Stock upon the exercise of Options granted under this Plan until completion of any action or the receipt of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).

(b) Representations and Warranties. The Committee in its discretion may, as a condition to the exercise of any Option granted under this Plan, require the Optionee to whom such Option shall be granted (i) to represent and warrant in writing that the shares of Common Stock to be received upon exercise of such Option are being acquired for investment only and not with a view to the distribution thereof (or any interest therein) and (ii) to make such other representations and warranties as are deemed appropriate by the Company.

(c) Legends. Each certificate issued by the Company (or its transfer agent) that represents shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, unless otherwise directed by the Committee, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the SEC or any securities exchange or automated quotation system on which such the Common Stock may be listed, admitted for trading or traded, or any applicable agreement):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(d) Nonassignability of Option Rights. Except as otherwise determined by the Committee and set forth in the applicable Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. Except as otherwise determined by the Committee and set forth in the Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, except as otherwise determined by the Committee and set forth on the Option Agreement, during the period specified in Section 7(b)(ii) or (iii), as applicable, by his or her executors or administrators (collectively, the “Representatives”) to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

11.	Adoption and Stockholder Approval.

This Plan shall become effective on the date that it is approved by the Board (the “Effective Date”). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within 12 months before or after the date this plan is approved by the Board. Upon the Effective Date, the Committee may grant Options pursuant to this Plan; provided, however, that (i) no Option may be exercised prior to initial stockholder approval of this Plan, (ii) no Option granted pursuant to an increase in the number of shares of Common Stock available under this Plan by the Board’s or the Committee’s amendment of this Plan may be exercised prior to the time such increase has been approved by the stockholders of the Company, consistent with applicable laws; (iii) in the event that initial stockholder approval of this Plan is not obtained within the time period provided herein, all Options granted under this Plan shall be canceled; and (iv) in the event that stockholder approval of any increase in the number of shares of Common Stock available under this Plan is not obtained within the time period provided herein, all Options granted under this Plan pursuant to such increase shall be canceled.

12.	Expiration and Termination of the Plan.

Except with respect to Options then outstanding, this Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which this Plan is adopted by the Board, (ii) the tenth anniversary of the date on which this Plan is approved by the stockholders of the Company in accordance with applicable laws and (iii) the date as of which the Board, in its sole discretion, determines that this Plan shall terminate (the “Expiration Date”). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13.	Amendment of this Plan.

This Plan may be amended by the stockholders of the Company. This Plan may also be amended by the Board or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under this Plan or Options to be granted under this Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of this Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares of Common Stock issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing or admission for trading on any securities exchange or automated quotation system. Any amendment approved by the Committee which is of a scope that requires stockholder approval under applicable law or requires stockholder approval in order to ensure the compliance of this Plan with Rule 16b-3 at such time, if any, as the Company has a class of capital stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such stockholder approval. Any modification or amendment of this Plan shall not, without the consent of an Optionee, materially adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionee affected, the Committee may amend such Optionee’s outstanding Option Agreements in a manner which may be materially adverse to such Optionee but which is not inconsistent with this Plan. In the discretion of the Committee, outstanding Option Agreements may be amended by the Committee in a manner which is not materially adverse to the Optionee.

14.	Captions.

The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights or to affect the construction or interpretation of the provisions of this Plan.

15.	Withholding Taxes.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Optionee’s salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Section 16), the Company may withhold from such Optionee’s wages, if any, or other remuneration, or may require the Optionee to advance in cash to the Company the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock, is authorized by the Committee (and permitted by applicable law); provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes of this Section 15, the fair market value of the shares of Common Stock (if any) withheld for purposes of payroll withholding shall be determined as of the most recent date practicable prior to the date of exercise and in the manner provided in Section 6(b). If the fair market value of the shares of Common Stock withheld is less than the amount of the payroll withholdings required, the Optionee may be required to advance the difference in cash to the Company. The Committee may condition the transfer of any shares of Common Stock or the removal of any restrictions on any Option on the satisfaction by the Optionee of the foregoing withholding obligations.

16.	Other Provisions.

Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.

17.	Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

18.	Nonexclusivity of this Plan.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally available or applicable only in specific cases.

19.	Governing Law.

The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Florida without regard to conflict of laws provisions thereunder.

* * * * *

APPENDIX E

QUALITY DISTRIBUTION, INC.

2003 RESTRICTED STOCK INCENTIVE PLAN

1.	Purpose of Plan

The purpose of the Quality Distribution, Inc. 2003 Restricted Stock Incentive Plan (this “Plan”) is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of shares of restricted stock (the “Restricted Stock”) to attract, motivate, retain and reward selected employees and other eligible persons of the Company. As used herein, “Corporation” means Quality Distribution, Inc., a Florida corporation; “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; “Company” means the Corporation and its Subsidiaries, collectively; and “Board” means the Board of Directors of the Corporation.

2.	Eligibility

The Administrator (as such term is defined in Section 3.1) may grant Restricted Stock under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Company employed in such capacity on such Restricted Stock Award Date (as defined below); (b) a director of the Company; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital-raising transaction or as a market maker or promoter of the Company’s securities) to the Company and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted a Restricted Stock award (a “participant”) may, if otherwise eligible, be granted additional shares of Restricted Stock if the Administrator shall so determine.

3.	Plan Administration

3.1 The Administrator. This Plan shall be administered by, and all Restricted Stock awarded under this Plan shall be authorized by, the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the Florida Business Company Act and any other applicable law, its powers under this Plan (a) to designate the officers and employees of the Company who will receive grants of Restricted Stock, and (b) to determine the number of shares of Restricted Stock to be received by them, pursuant to a resolution that specifies the total number of shares of Restricted Stock that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Restricted Stock. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of shares of Restricted Stock and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive shares of Restricted Stock under this Plan;

(b) grant shares of Restricted Stock to Eligible Persons, determine the price at which shares of Restricted Stock will be offered or awarded and the number of shares of Restricted Stock to be awarded to any of such Eligible Persons, determine the other specific terms and conditions of such Restricted Stock consistent with the express limits of this Plan, establish the installments (if any) in which such shares of Restricted Stock shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Restricted Stock;

(c) approve the forms of Restricted Stock award agreements (the “Restricted Stock Award Agreements”), which need not be identical among participants;

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Restricted Stock granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding shares of Restricted Stock, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting of any or all such outstanding shares of Restricted Stock in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Restricted Stock subject to any Restricted Stock award, adjust the price of any or all outstanding shares of Restricted Stock or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6;

(h) determine the date of grant of shares of Restricted Stock, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of shares of Restricted Stock shall be the date upon which the Administrator took the action granting such shares of Restricted Stock);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of shares of Restricted Stock upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under Restricted Stock in cash, stock of equivalent value, or other consideration; and

(k) determine the fair market value of the shares of Restricted Stock awarded under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any shares of Restricted Stock granted under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

4.	Shares of Common Stock Subject to the Plan; Share Limits

4.1 Shares Available. Subject to the provisions of Section 7.1, the Restricted Stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued common stock, no par value (the “Common Stock”), and any shares of its Common Stock held as treasury shares.

(a) Share Limits. The aggregate number of shares of Common Stock that may be awarded to Eligible Persons under this Plan (the “Share Limit”) shall not exceed $7.5 million of shares of Common Stock, such determination to be made by calculating the sum of all Award Date Values as of such date of determination. For purposes of the Plan, (i) an “Award Date Value” shall mean the aggregate fair market value on each Restricted Stock Award Date of all shares of Common Stock awarded to Eligible Persons on such date, and (ii) a “Restricted Stock Award Date” means any business day between April 1 and March 31 of the immediately succeeding year, with respect to each of 2004, 2005, 2006 and 2007, upon which an award of Restricted Stock is made to an Eligible Person.

4.2 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award of Restricted Stock is settled in cash or a form other than shares of Common Stock, the shares of Restricted Stock that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit available for issuance under this Plan. Shares of Restricted Stock that are subject to awards which are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not delivered under this Plan shall again be available for subsequent awards under this Plan.

4.3 Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares of Restricted Stock (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). The Corporation has reserved 700,000 shares of Common Stock for issuance under this Plan. No fractional shares shall be issued or delivered under this Plan.

5.	Awards

5.1 Type of Awards. The Administrator shall award grants of Restricted Stock under this Plan, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) cash awards.

5.2 Restricted Stock Award Agreements. Each Restricted Stock award shall be evidenced by a written Restricted Stock Award Agreement in the form approved by the Administrator and executed on behalf of the Corporation and by the recipient of the Restricted Stock award. The Administrator may authorize any officer of the Corporation (other than the particular Restricted Stock award recipient) to execute any or all Restricted Stock Award Agreements on behalf of the Corporation. The Restricted Stock Award Agreement shall set forth the material terms and conditions of such Restricted Stock award as established by the Administrator consistent with the express limitations of this Plan.

5.3 Deferrals and Settlements. Restricted Stock awards may be in the form of cash, shares of Restricted Stock or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Restricted Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.4 Consideration for Common Stock or Restricted Stock Awards. The purchase price for any shares of Restricted Stock to be delivered pursuant to a Restricted Stock award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

(a) services rendered by the recipient of such Restricted Stock award;

(b) cash, check payable to the order of the Corporation, or electronic funds transfer;

(c) notice and third party payment in such manner as may be authorized by the Administrator;

(d) the delivery of previously owned shares of Common Stock;

(e) by a reduction in the number of shares otherwise deliverable pursuant to the Restricted Stock award; or

(f) subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase of Restricted Stock awards.

In no event shall any shares newly issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the purchase price therefor, any related withholding obligations under Section 8.5 and any other conditions to purchase have been satisfied. Unless otherwise expressly provided in the applicable Restricted Stock Award Agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase price of any shares of Restricted Stock by any method other than cash payment to the Corporation.

5.5 Definition of Fair Market Value. For purposes of this Plan, “fair market value” on any date shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the following:

(a) if the Common Stock is publicly traded: (1) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in the Eastern Edition of The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such stock; (2) if the Common Stock is not listed or admitted to trade on a national securities exchange, the last price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD or a similar organization; or

(b) if the Common Stock is not publicly traded or the NASD or a similar organization does not furnish the mean between the bid and asked prices for the Common Stock on such date, the fair market value of the Common Stock as determined by the Administrator in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

The Administrator also may adopt a different methodology for determining fair market value with respect to one or more Restricted Stock awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards of shares of Restricted Stock will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.6 Transfer Restrictions.

5.6.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6, by applicable law and by the applicable Restricted Stock Award Agreement, as the same may be amended, (a) all Restricted Stock awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; and (b) amounts payable or shares issuable pursuant to any Restricted Stock awards shall be delivered only to (or for the account of) the participant.

5.6.2 Exceptions. The Administrator may permit awards to be granted to certain persons or entities related to the participant, including, but not limited to, members of the participant’s immediate family, trusts or other entities controlled by or whose beneficiaries or beneficial owners are the participant and/or members of the participant’s immediate family, pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may establish. Consistent with Section 8.1, any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer (a) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (b) will not compromise the Corporation’s ability to register shares issuable under this Plan on Form S-8 under the Securities Act. Notwithstanding the foregoing or anything in Section 5.6.3, Restricted Stock awards shall be subject to any and all additional transfer restrictions under the Internal Revenue Code of 1986, as amended (the “Code”) to the extent necessary to maintain the intended tax consequences of such awards.

5.6.3 Further Exceptions to Limits on Transfer. The transfer restrictions in Section 5.6.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator, or

(d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative.

5.7 International Awards. One or more Restricted Stock awards may be granted to Eligible Persons who provide services to the Company outside of the United States. Any Restricted Stock awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	Effect of Termination of Service on Awards

6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Restricted Stock award under this Plan and in so doing may make distinctions based upon the cause of termination. If the participant is not an employee of the Company and provides other services to the Company, the Administrator shall be the sole judge for purposes of this Plan (unless an agreement (whether employment or otherwise) or the Restricted Stock Award Agreement otherwise provides) of whether the participant continues to render services to the Company and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Events Not Deemed Terminations of Service. Unless Company policy or the Administrator otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company on an approved leave of absence, continued vesting of the Restricted Stock award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall a Restricted Stock award be granted after the expiration of the term set forth in the Restricted Stock Award Agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any Restricted Stock award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary’s change in status.

7.	Adjustments; Acceleration

7.1 Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (1) the number and type of shares of Common Stock that thereafter may be made the subject of Restricted Stock awards, (2) the amount of shares of Common Stock subject to any or all outstanding Restricted Stock awards, (3) the grant of any or all outstanding Restricted Stock awards, or (4) the securities, cash or other property deliverable upon payment of any outstanding Restricted Stock awards, or

(b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Restricted Stock awards or the cash, securities or property deliverable to the holder of any or all outstanding Restricted Stock awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding Restricted Stock awards as it deems reasonable in the event of a cash or property settlement and may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the base price of the Restricted Stock award.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

7.2 Automatic Acceleration of Awards. In the event of the dissolution or liquidation of the Corporation, a reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the capital stock or assets of the Corporation to another person or entity (each a “Change of Control Event”), then, unless otherwise provided in the applicable Restricted Stock Award Agreement, any unvested shares of Restricted Stock held by an Eligible Person shall automatically vest free of restrictions upon the earlier to occur of (a) the first anniversary of the effective date of any such Change in Control Event, so long as such Eligible Person continues to be a director, officer or employee of, advisor to, or independent consultant to the Company on such date, as the case may be and (b) the termination of such Eligible Person by the Company (other than for Cause (as defined in Section 7.5)) prior to the first anniversary of the effective date of any such Change in Control Event.

7.3 Early Termination of Awards. Any Restricted Stock award that has been accelerated as required or contemplated by Section 7.2 (or would have been so accelerated but for Section 7.4, 7.6 or 7.7) shall terminate upon the related event referred to in Section 7.2, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Restricted Stock award.

7.4 Other Acceleration Rules. Any acceleration of Restricted Stock awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the Change of Control Event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of a Restricted Stock award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, and/or 7.6 by express provision in the Restricted Stock Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Restricted Stock Award Agreement or otherwise, in such circumstances as the Administrator may approve.

7.5 Termination of Employment in Connection With a Change in Control Event. If, prior to a Change in Control Event, any participant’s employment is terminated by the Company for any reason other than Cause or the Disability of the participant after the announcement of but not more than 90 days before the consummation of such Change in Control Event, then upon (or immediately prior to and subject to) the consummation of the event, any Restricted Stock awards held by the participant prior to the termination of his or her employment that were unvested and terminated in connection with such termination of employment shall be deemed reinstated and fully vested at such time, but without extension of any other early termination or expiration provisions of the participant’s Restricted Stock Award Agreement or of the other provisions of this Plan. Any such reinstated Restricted Stock awards shall remain subject to the other adjustment, termination and settlement provisions of the Restricted Stock award and this Section 7 in connection with the subject Change in Control Event or any applicable, subsequent event. Notwithstanding the foregoing, in no event shall a Restricted Stock award be reinstated or extended beyond its final expiration date.

For purposes of this Plan, “Cause” means, with respect to any participant, the termination of such participant’s relationship with the Company because of (i) the commission by such participant of any act of fraud, theft or financial dishonesty with respect to the Company, or such participant has been convicted of, or plead guilty to, a felony, (ii) any material breach by such participant of any material provision of any agreement or understanding (whether employment or otherwise) between the Company on the one hand and such participant on the other hand (whether written or oral) regarding the terms of such participant’s service as a director, officer or employee of, or advisor, independent consultant or independent contractor to, the Company, including, without limitation, the willful and continued failure or refusal of such participant to perform the material duties required of such participant as a director, officer or employee of, or as an advisor, independent consultant or independent contractor to, the Company, other than as a result of such participant having a Disability (as defined below), or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company on the one hand and such participant on the other hand, (iii) such participant’s intentional or willful disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company, or (iv) any other misconduct by such participant which is otherwise materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company. “Disability” means a total disability within the meaning of Section 22(e)(3) of the Code.

7.6 Possible Rescission of Acceleration. If the vesting of a Restricted Stock award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and otherwise unvested awards.

7.7 Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall a Restricted Stock award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

8.	Other Provisions

8.1 Compliance with Laws. This Plan, the granting and vesting of Restricted Stock awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Restricted Stock awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any Restricted Stock under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Employment Status. No person shall have any claim or rights to be granted a Restricted Stock award (or additional Restricted Stock awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Restricted Stock award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than a Restricted Stock Award Agreement.

8.4 Plan Not Funded. Restricted Stock awards granted under this Plan shall be payable in shares of Restricted Stock, and no special or separate reserve, fund or deposit shall be made to assure payment of such Restricted Stock awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Restricted Stock award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive shares of Restricted Stock pursuant to any Restricted Stock award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

8.5 Tax Withholding. Upon any vesting or payment of any Restricted Stock award the Company shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Restricted Stock award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Restricted Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the Restricted Stock award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value necessary to satisfy the minimum applicable withholding obligation on vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the vesting or payment of any Restricted Stock award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Restricted Stock awards may be granted under this Plan, but previously granted Restricted Stock awards (and the authority of the Administrator with respect thereto, including the authority to amend such Restricted Stock awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Restricted Stock awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Restricted Stock awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and

8.6.5) may make other changes to the terms and conditions of Restricted Stock awards. Any amendment or other action that would constitute a repricing of a Restricted Stock award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Restricted Stock award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Company under any Restricted Stock award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the Restricted Stock awards, all documents evidencing Restricted Stock awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Florida.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of Restricted Stock awards or events under Restricted Stock awards if a Restricted Stock award or event does not so qualify.

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Restricted Stock awards may be granted to Eligible Persons under this Plan in substitution for or in connection with restricted stock granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Restricted Stock awards so granted need not comply with other specific terms of this Plan, provided the Restricted Stock awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Restricted Stock awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding Restricted Stock awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Restricted Stock awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the Restricted Stock Award Agreements and the Restricted Stock awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any subsidiary, (d) any dissolution or liquidation of the Corporation or any subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any subsidiary, or (f) any other corporate act or proceeding by the Corporation or any subsidiary. No participant, beneficiary or any other person shall have any claim under any Restricted Stock award or Restricted Stock Award Agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under a Restricted Stock award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Restricted Stock awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its subsidiaries.

QUALITY DISTRIBUTION, INC.

3802 Corporex Park Drive

Tampa, Florida 33619

ANNUAL MEETING OF SHAREHOLDERS—May 13, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Quality Distribution, Inc. (the “Company”) hereby appoints Thomas L. Finkbiner and Timothy B. Page, and each of them, as true and lawful proxies with full power of substitution for the undersigned and in the undersigned’s name, place and stead, to represent and vote, as designated below, all of the common stock of the Company held of record by the undersigned on April 7, 2005, at the Annual Meeting of Shareholders to be held at the Crowne Plaza Hotel, located at 1605 Broadway, New York, NY 10019, at 10:00 a.m. on Friday, May 13, 2005 or any adjournment or postponement thereof, upon all matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting of Shareholders and Proxy Statement dated April 13, 2005, subject to any directions noted on the reverse side of this card. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxies will vote for election of a substitute nominee proposed by management.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

(IMPORTANT: Please sign and date on reverse)

QUALITY DISTRIBUTION, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY: ☒

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

1.	Election of Directors:

Marc E. Becker

Robert H. Falk

Thomas L. Finkbiner

Robert E. Gadomski

Joshua J. Harris

Richard B. Marchese

Thomas R. Miklich

Donald C. Orris

Eric L. Press

Alan H. Schumacher

Michael D. Weiner

• For All	☐
• Withhold All	☐
• For All Except	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) below.)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS.

2.	Ratification of the Appointment of Independent Registered Certified Public Accountants:

• For	☐
• Against	☐
• Abstain	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE 2003 STOCK OPTION PLAN.

3.	Amendment of the 2003 Stock Option Plan

• For	☐
• Against	☐
• Abstain	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” AMENDMENT OF THE 2003 RESTRICTED STOCK INCENTIVE PLAN.

4.	Amendment of the 2003 Restricted Stock Incentive Plan

• For	☐
• Against	☐
• Abstain	☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

Date:

Signature(s)

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign individually. A corporation should sign the full corporate name by a duly authorized officer and affix the corporate seal. A partnership should sign the full partnership name by a duly authorized person. When signing as an attorney, executor, administrator or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.